As filed with the Securities and Exchange Commission on
                               February 16, 2007.

                                                     Registration Nos. 333-64496
                                                                       811-04473

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]

                        Pre-Effective Amendment No. _                       [ ]

                       Post-Effective Amendment No. 11                      [X]

             REGISTRATION STATEMENT UNDER THE INVESTMENT ACT OF 1940

                              Amendment No. 35                              [X]

                            ------------------------

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                                  (Registrant)

                            ------------------------

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                   (Depositor)
                                 5900 "O" Street
                             Lincoln, Nebraska 68510
                                  402-467-1122
                            ------------------------

                                 Robert G. Lange
                  Vice President, Secretary, & General Counsel
                    Ameritas Variable Life Insurance Company
                                 5900 "O" Street
                             Lincoln, Nebraska 68510
                                  402-325-4249
                            ------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after effective date.

         It is proposed that this filing will become effective:

           [X] on April 30, 2007 pursuant to paragraph a of Rule 485
           [ ] 60 days after filing pursuant to paragraph a of Rule 485
           [ ] on ___________ pursuant to paragraph b of Rule 485
           [ ] immediately upon filing pursuant to paragraph b of Rule 485

           If appropriate, check the following box:
           [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Overture Ovation! Flexible Premium Variable Universal Life Insurance Policy

PROSPECTUS: April 30, 2007

OVERTURE OVATION!
                                   Ameritas Variable Life Insurance Company Logo
Flexible Premium                                                 A UNIFI Company
Variable Universal Life Insurance Policy

                     Ameritas Variable Life Insurance Company Separate Account V

     This prospectus describes the Policy, especially its Separate Account. The Policy is designed to help you, the Policy Owner, provide life insurance protection while having flexibility, within limits, as to the amount and timing of premium payments, the amount of the death benefit, and how you invest your Policy value. The value of your Policy will go up or down based on the investment performance of the investment options you choose. The amount of the death benefit can also vary as a result of investment performance.

     You may allocate all or part of your Policy value among a variety of variable investment options where you have the investment risk, including possible loss of principal. (They are listed in the Investment Options section of this prospectus.)

     You may also allocate all or part of your investment to a Fixed Account fixed interest rate option where we have the investment risk and guarantee a certain return on your investment.

Please Read this Prospectus Carefully and Keep It for Future Reference. It provides information you should consider before investing in a Policy. Prospectuses for the portfolios underlying the Subaccount variable investment options are available without charge from your sales representative or from our Service Center

      The Securities and Exchange Commission ("SEC") does not pass upon the accuracy or adequacy of this prospectus, and has not approved or disapproved the Policy. Any representation to the contrary is a criminal offense.

         This prospectus may only be used to offer the Policy where the
          Policy may lawfully be sold. The Policy, and certain features described in this prospectus, may not be available in all states.

              No one is authorized to give information or make any representation about the Policy that is not in this prospectus. If anyone does so, you should not rely upon it as being accurate or adequate.


          NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

             Ameritas Variable Life Insurance Company (we, us, our)
            Service Center, P.O. Box 82550, Lincoln, Nebraska 68501.
                   1-800-745-1112. www.variable.ameritas.com
                              ---------------------

Contacting Us. To answer your questions or to send additional premium, contact your sales representative or write or call us at:

                             Ameritas Variable Life
                               Insurance Company,
                                 Service Center
                                 P.O. Box 82550
                            Lincoln, Nebraska 68501
                                       Or
                                5900 "O" Street
                            Lincoln, Nebraska 68510
                           Telephone: 1-800-745-1112
                              Fax: 1-402-467-7335
                        Interfund Transfer Request Fax:
                                 1-402-467-7923
                           www.variable.ameritas.com

Express mail packages should be sent to our street address, not our P.O. Box address.

Sending Forms, Written Notice and Written Requests in "Good Order." If you are writing to change your beneficiary, request a withdrawal or for any other purpose, contact us or your sales representative to learn what information is required for the request to be in "good order". Often, we can only accept information on a form we provide. We can only act upon requests that are received in good order.

Facsimile Written Notice. To provide you with timely service you want, we accept some Written Notices by facsimile. However, by not requiring your original signature, there is a greater risk unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge. We are entitled to act upon facsimile signatures that reasonably appear to us to be genuine.

Make checks payable to:
"Ameritas Variable Life Insurance Company"

TABLE OF CONTENTS                                        Begin on Page

     POLICY SUMMARY..............................................3
     CHARGES.....................................................4
     CHARGES EXPLAINED...........................................8
         Transaction Fees
           (Percent of Premium Charge, Surrender Charge,
           Partial Withdrawal Charge, Transfer Fee)
         Periodic Charges: Monthly Deductions from Policy Value
           (Cost of Insurance Charge, Administrative Charges,
           Cost of Optional Features)
         Periodic Charges: Daily Deduction from Separate Account Assets
           (Risk Charge, Portfolio Charges)
     INVESTMENT OPTIONS..........................................9
         Separate Account Variable Investment Options
         Fixed Account Fixed Interest Rate Option
         Transfers
         Third-Party Services
         Disruptive Trading Procedures
         Systematic Transfer Programs
           (Dollar Cost Averaging, Portfolio Rebalancing, Earnings Sweep) Model Asset Allocation
     OTHER IMPORTANT POLICY INFORMATION.........................16
         Policy Application and Issuance
         Policy Value
         Misstatement of Age or Sex
         Suicide
         Incontestability
         Telephone Transactions
         Lapse and Grace Period
         Reinstatement
         Delay of Payments or Transfers
         Beneficiary
         Minor Owner or Beneficiary
         Policy Changes
         "Free Look" Rights
         Optional Features
         Legal Proceedings
         How to get Financial Statements
         Distribution of the Policy
     POLICY DISTRIBUTIONS.......................................22
         Death Benefit
         No Maturity Date
         Policy Loans
         Full Surrender
         Partial Withdrawal
         Payment of Policy Proceeds
     TAX MATTERS................................................27
         Life Insurance Qualification; Tax Treatment of Death Benefit Special Considerations for Corporations
         Tax Treatment of Loans & Other Distributions
         Other Policy Owner Tax Matters
     APPENDIX A: Optional Features..............................30
     DEFINED TERMS..............................................31

     LAST PAGE...............................................Last Page
         Thank You/ If You Have Questions
         Illustrations
         Statement of Additional Information; Registration Statement Reports to You

POLICY SUMMARY

Refer to the Policy for the actual and complete terms of the Policy. You may obtain a copy from us.

         The OVERTURE OVATION! Policy is flexible premium variable universal life insurance. The Policy will usually be unsuitable for short-term savings or short-term life insurance needs. We are obligated to pay all amounts promised under the Policy. The Policy pays death benefit proceeds to the Policy beneficiary upon the insured's death, or pays a Cash Surrender Value to you if you surrender the Policy. The insured cannot be over age 90 on the insured's birthday nearest the Policy issue date. We will only issue the Policy for an initial specified amount of insurance coverage of $50,000 or more.

         You have flexibility under the Policy. Within certain limits, you can vary the amount and timing of premium payments, change the death benefit, and transfer amounts among the investment options. You can take out a Policy loan, make a partial withdrawal, or surrender your Policy completely, subject to certain restrictions. However, unpaid loans, partial withdrawals and surrenders may be subject to income tax and penalty tax, and unpaid loans and withdrawals will decrease death benefit protection and may cause the need for additional premium to keep the Policy in force.

         Your Policy value and death benefit will go up or down as a result of the investment experience of your Policy. The fund prospectuses accompanying this Policy prospectus provide comprehensive discussion of the risks of each portfolio. Even if you pay Planned Periodic Premiums, your Policy could lapse if the Policy value is not enough to pay the Policy's charges. However, your Policy will not lapse during the first five Policy Years if you meet the Minimum Premium requirements, or during the Guaranteed Death Benefit Period if you meet the Guaranteed Death Benefit Premium requirements.

         Buying a Policy might not be advisable if it is just replacing existing life insurance. You may wish to consult with your financial or insurance adviser.

         POLICY OPERATION & FEATURES

Premiums.
o Premium is used to create Policy value to cover Policy charges and to generate investment earnings.

Charges Deducted from Premium.
o    Percentage of Premium Charge: currently 3.5%.

Investment Options.
o Variable investment option allocations are invested in Subaccounts of the Separate Account, which in turn invest in corresponding underlying portfolios. Fixed Account allocations are invested in our general account and we guarantee a fixed rate of interest.
o You may transfer between investments, subject to limits. Model asset allocation, as well as dollar cost averaging, portfolio rebalancing and earnings sweep systematic investment programs are available.

Charges Deducted from Assets.
(See CHARGES section on next pages.)

Transaction Fees:
o    Percentage of Premium Charge.
o    Surrender and partial withdrawal charges, if any.
o    Transfer fee, if any.

Periodic Charges (monthly from Policy value):
o    Cost of Insurance Charge.
o    Administrative Charges.
o    Charges for selected optional features.

Periodic Charges (daily from Separate Account assets only):
o    Risk charge.
o    Underlying portfolio investment advisory charges and operating expenses.

Loans.
o You may borrow a limited amount of Policy value. Each loan must be at least $200. Interest accrues on outstanding loan amounts. After the 5th Policy Year, loans at a lower interest rate may be available.

Surrenders.
o You can surrender the Policy in full at any time for its Cash Surrender Value, or, within limits, withdraw part of the Policy value. Applicable charges are shown in the CHARGES section.

Bonus.
o We may give you an added credit to your Policy value each year after your 16th Policy Year if your Policy value is $50,000 or more.

Death Benefit.
o If you meet certain premium requirements, we will guarantee a death benefit for a certain period even if your Policy's Cash Surrender Value falls to zero. Two death benefit options are available.
     Death benefit proceeds are reduced by any Policy loan balance, unpaid loan interest, and any monthly deductions due but unpaid at death.
     See the POLICY DISTRIBUTIONS: Death Benefit section for details.

Settlement Income.
o Amounts surrendered or death benefit proceeds can be paid out under several different payment options.

CHARGES
Some charges are rounded. Charges shown are maximums, and may be less in certain states.

         POLICY CHARGES

         The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you pay a premium, surrender the Policy, or transfer Policy value between investment options.

--------------------------------------------------- -----------------------  -------------------- --------------------
                                                                                  Guaranteed
   TRANSACTION FEES                                       When Deducted             Maximum              Current
--------------------------------------------------- -----------------------  -------------------- --------------------
PERCENT OF PREMIUM CHARGE                           When each premium is     5% of each premium   3.5% of each
                                                    paid.                    payment              premium payment
--------------------------------------------------- -----------------------  -------------------- --------------------
SURRENDER CHARGE  (per $1,000 of Specified Amount   Upon a full surrender    Varies(1)
of insurance coverage)                              during the first 14      Policy Year 1:
                                                    Policy Years or in       Minimum      $4.14
                                                    the 14 Policy Years      Maximum     $48.00   Same as Guaranteed
                                                    following an increase    Example (2) $16.12         Maximum
                                                    in specified amount      Fee declines each
                                                    of insurance coverage.   year.
--------------------------------------------------- -----------------------  -------------------- --------------------
PARTIAL WITHDRAWAL CHARGE                           Upon each withdrawal.         2% or $50            2% or $25
     (lesser of % of withdrawal amount or dollar
      amount)
--------------------------------------------------- -----------------------  -------------------- --------------------
TRANSFER FEE (per transfer)                         First 15 transfers              NONE                 NONE
                                                    per year:                        $10                 NONE
                                                    Each additional
                                                    transfer:
--------------------------------------------------- -----------------------  -------------------- --------------------

Transaction Fees Table Footnotes:

(1) Varies in amount and duration by insured's sex, issue age (or attained age at the time of any increase), risk class, and the amount of time you have had your Policy. Taxes and penalties may also apply. Ask for a Policy illustration or see your Policy for these charges applicable to you.
(2) Assumes a male, age 45 at Policy issue and in our best risk class. Fee declines to $1.28 per $1,000 in 14th Year and zero thereafter.

         The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, to equal the annualized charges shown, not including Subaccount portfolio operating fees and expenses.

---------------------------------------------------- ----------------------  -------------------- --------------------
 PERIODIC CHARGES                                                                 Guaranteed            Current
(other than Subaccount portfolio operating             When Deducted            Maximum (annual)        (annual)
expenses)
---------------------------------------------------- ----------------------  -------------------- --------------------
DAILY DEDUCTION FROM
SEPARATE ACCOUNT ASSETS  (to equal the annual %
shown)
---------------------------------------------------- ----------------------  -------------------- --------------------
RISK CHARGE (for mortality and expense risk)                 Daily
                                  Policy Years 1-15                                0.90%                 0.70%
                                   Policy Years 16+                                0.90%                 0.10%
---------------------------------------------------- ----------------------  -------------------- --------------------
MONTHLY DEDUCTION FROM
POLICY VALUE
     Several of the charges below vary based on
     individual characteristics.  The cost shown
     for these charges may not be representative
     of the charge you will pay.  Ask for a Policy
     illustration or see your Policy for the
     charge applicable to you.

---------------------------------------------------- ----------------------  -------------------- --------------------
BASE POLICY COST OF INSURANCE (Rate is per $1,000           Monthly          Varies (2)           Varies(1)
                                                                             Minimum      $0.68   Minimum       $0.24
                                                                             Maximum  $1,000.00   Maximum    $1000.00
of the net amount of insurance coverage at risk)                             Example (8,9)$3.32   Example (8,9) $1.35
---------------------------------------------------- ----------------------  -------------------- --------------------
ADMINISTRATIVE CHARGE                                       Monthly               $108/year            $90/year
---------------------------------------------------- ----------------------  -------------------- --------------------
                                                                             Varies(3)            Varies(3)
                                                                             Minimum      $1.08   Minimum       $0.36
                                                                             Maximum     $39.12   Maximum      $39.12
ADMINISTRATIVE CHARGE PER $1,000 OF INITIAL           Monthly, for first     Example(8)   $2.16   Example(8)    $1.68
SPECIFIED AMOUNT (Rate is  per $1,000 of initial      20 Policy Years only.  Fee remains level    Fee remains level
Specified Amount of insurance coverage)                                      for 20 Policy Years  for 15 years and
                                                                                                  grades to $0 in
                                                                                                  Policy Year 20
 --------------------------------------------------- ----------------------- -------------------- -------------------
                                                                             Varies(4)            Varies(4)
                                                                             Minimum      $1.08   Minimum       $0.36
                                                                             Maximum     $39.12   Maximum      $39.12
                                                      Monthly, for first     Example(8)   $2.64   Example(8)    $2.16
ADMINISTRATIVE CHARGE PER $1,000 OF INCREASE IN       20 Policy Years        Fee remains level    Fee remains level
SPECIFIED AMOUNT (Rate is per $1,000 of increase      after the increase     for 20 Policy        for 15 years and
in Specified Amount of insurance coverage)                  only             Years after the      grades to $0 in
                                                                             increase             the 20th Policy
                                                                                                  Year after the
                                                                                                  increase
--------------------------------------------------- -----------------------  -------------------- --------------------


---------------------------------------------------- ----------------------  -------------------- --------------------
 PERIODIC CHARGES
(other than Subaccount portfolio operating             When Deducted             Guaranteed             Current
expenses)                                                                     Maximum (annual)          (annual)
---------------------------------------------------- ----------------------  -------------------- --------------------
COST OF OPTIONAL FEATURES
---------------------------------------------------- ----------------------  -------------------- --------------------
   Guaranteed Death Benefit Rider                             N/A                  No Cost              No Cost
---------------------------------------------------- ----------------------  -------------------- --------------------
   Insured Waiver of Monthly Deductions on                  Monthly          Varies(2)
   Disability Rider (Rate is a percentage of the                             Minimum       3.32%  Same as Guaranteed
   total monthly deduction not including this                                Maximum      53.68%       Maximum
   rider.)                                                                   Example(8,9)  7.94%
---------------------------------------------------- ----------------------  -------------------- --------------------
   Insured Disability Benefit Rider (Rate is per            Monthly          Varies(5)
   $100 of the annual benefit.)                                              Minimum       $3.59  Same as Guaranteed
                                                                             Maximum      $21.44       Maximum
                                                                             Example(8)    $5.06
---------------------------------------------------- ----------------------  -------------------- --------------------
   Children's Protection Rider  (Flat annual rate           Monthly             $52/year          Same as Guaranteed
   per rider.)                                                                                         Maximum
---------------------------------------------------- ----------------------  -------------------- --------------------
   Guaranteed Insurability Rider  (Rate is per              Monthly          Varies(6)
   $1,000 of the Rider benefit.)                                             Minimum       $0.56  Same as Guaranteed
                                                                             Maximum       $1.97       Maximum
                                                                             Example(10)   $0.93
---------------------------------------------------- ----------------------  -------------------- --------------------
   Term Coverage Rider (Rate is per $1,000 of the           Monthly          Varies(2)            Varies(7)
   Rider benefit.)                                                           Minimum       $1.06  Minimum       $0.34
                                                                             Maximum    $1000.00  Maximum    $1000.00
                                                                             Example(8,9)  $4.15  Example(8,9)  $0.87
---------------------------------------------------- ----------------------  -------------------- --------------------
   Term Rider for Covered Insured  (Rate is per             Monthly          Varies(2)            Varies(2)
   $1,000 of the Rider benefit.)                                             Minimum       $1.01  Minimum       $0.95
                                                                             Maximum    $1000.00  Maximum    $1000.00
                                                                             Example(8,9)  $3.45  Example(8,9)  $3.24
---------------------------------------------------- ----------------------  -------------------- --------------------
   Terminal Illness Rider                                      N/A                No Cost              No Cost
---------------------------------------------------- ----------------------  -------------------- --------------------
   Asset Protection Rider                                   Monthly          0.60% times          0.50% times
                                                                             guarantee balance    guarantee balance
                                                                             (11)                 (11)
---------------------------------------------------- ----------------------  -------------------- --------------------
   Asset Protection Plus Rider                              Monthly          1.20% times          1.00% times
                                                                             guarantee balance    guarantee balance
                                                                             (11)                 (11)
---------------------------------------------------- ----------------------  -------------------- --------------------
   Paid-Up Life Insurance Benefit Endorsement        When Benefit Elected    3.5% times Policy    Same as Guaranteed
                                                                             value                     Maximum
---------------------------------------------------- ----------------------  -------------------- --------------------

Periodic Charges Table Footnotes:
     (1)  Rate varies by insured's sex, risk class and attained age.
     (2) Rate varies by insured's sex, issue age, risk class, the length of time the Policy has been in force, and current specified amount.
     (3) Rate varies by insured's sex, issue age, risk class, and initial specified amount.
     (4) Rate varies by insured's sex, and age and risk class at the time of the increase, and initial specified amount. Example charges assume increase occurs after five Policy Years.
     (5) Rate varies by insured's sex, age and risk class at the time the rider is added to the Policy.
     (6) Rate varies by insured's sex and issue age at the time the rider is added to the Policy.
     (7) Rate varies by the rider insured's sex, age and risk class at the time the rider is added to the Policy, and the length of time the rider has been in force.
     (8) "Example" charges assume an insured who is male, best risk class, age 45 when Policy is issued or rider is added to the Policy, and a current specified amount of $250,000.
     (9)  "Example" charges assume Policy is in its first Policy Year.
     (10) "Example" charges assume an insured who is male, age 10 at the time the rider is added to the Policy.
     (11) "Guarantee Balance" is equal to Policy value on the date the rider is issued, reset, or renewed, plus subsequent net premiums and minus subsequent Policy charges and an adjustment for withdrawals, subject to certain restrictions as described in the Policy Values provision of this prospectus. For more information about the Rider charge, read the Policy Value provision.

         We currently do not assess a separate charge against our Separate Account or Fixed Account for any income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any income tax liability, or if tax treatment of our Company changes.

         The next table describes interest rates charged on amounts borrowed from the Policy, net of 3.5% annual credited interest rate.

----------------------------------------------------- ---------------- ---------------- --------------------
                                                                          Guaranteed         Current
NET INTEREST CHARGED ON LOANS                           When Deducted      Maximum
----------------------------------------------------- ---------------- ---------------- --------------------
LOAN ACCOUNT  (effective annual rates                     Upon each
        Regular Loans                                      Policy           2.5%             2.0%
        Reduced Rate Loans  (available only after        anniversary.       0.5%             0.0%
          the 5th Policy Year)
----------------------------------------------------- ---------------- ---------------- --------------------


         PORTFOLIO COMPANY OPERATING EXPENSES (as of December 31, 2006)

         The next table shows the minimum and maximum total operating expenses charged by the portfolio companies, before any waivers or reductions, that you may pay periodically during the time that you own the contract, followed by a table showing additional information for each portfolio company. More detail concerning each portfolio company's fees and expenses is contained in the prospectus for each portfolio company.

------------------------------------------------------------------------------- ----------------- ------------------
TOTAL ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES
     Expenses that are deducted from portfolio company assets, including             Minimum           Maximum
     management fees, distribution and/or service (12b-1) fees, and other expenses
------------------------------------------------------------------------------- ----------------- ------------------
Before any Waivers and Reductions
------------------------------------------------------------------------------- ----------------- ------------------
After any Waivers and Reductions (explained in the footnotes to the Portfolio
Expenses Table at the end of this section)
------------------------------------------------------------------------------- ----------------- ------------------
(1)
(2)

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------- -------------------- --------------------
                                                                              Total                   Total Expenses
Subaccount's underlying                    Management    12b-1     Other    Portfolio  Waivers and   after waivers and
Portfolio Name                                Fees       Fees      Fees       Fees     Reductions    reductions if any
------------------------------------------------------ --------- ----------- -------- ------------- --------------------
AIM FUNDS
o         AIM V.I. Dynamics - Series I                     -
ALGER - Class O
o         Alger American Balanced                          -
AMERICAN CENTURY(R)
o         VP Income & Growth                               -
AMERITAS PORTFOLIOS  (3), (4)
o         Ameritas Core Strategies                         -
o         Ameritas Income & Growth                         -
o         Ameritas Index 500 **                            -
o         Ameritas MidCap Growth                           -
o         Ameritas Money Market                            -
o         Ameritas Focused MidCap Value                    -
o         Ameritas Small Capitalization                    -
o         Ameritas Small Company Equity                    -
CALVERT PORTFOLIOS
o         CVS Income                                       -
o         CVS Social Balanced                              -
o         CVS Social Equity                                -
o         CVS Social International Equity                  -
o         CVS Social Mid Cap Growth                        -
o         CVS Social Small Cap Growth                      -
DREYFUS
o         MidCap Stock - Service Shares                  0.25%
FIDELITY (R) (Initial Class)
o         VIP Asset Manager SM                             -
o         VIP Asset Manager: Growth (R)                    -
o         VIP Contrafund (R)                               -
o         VIP Equity-Income                                -
o         VIP Growth                                       -
o         VIP High Income                                  -
o         VIP Investment Grade Bond                        -
o         VIP Overseas                                     -
MFS
o         New Discovery - Initial Class                    -
o         Strategic Income - Initial Class                 -
o         Utilities - Initial Class                        -
SUMMIT  (12)
o         Nasdaq-100 Index                                 -
o         Russell 2000 Small Cap Index                     -
o         S&P MidCap 400 Index                             -
THIRD AVENUE
o         Third Avenue Value                               -
VAN KAMPEN
o         Emerging Markets Equity - Class                  -
          I (14)
o         Global Value Equity - Class                      -
           I(...)
o         International Magnum - Class I                   -
          (14)
o         U.S. Real Estate - Class I(.)                    -
---------------------------------------------------------------------------------------------------------------------

* Portfolios pay 12b-1 fees to us pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows investment companies to pay fees out of portfolio assets to those who sell and distribute portfolio shares. Some portfolios may also pay 0.05 to 0.25 percent of annual portfolio assets for our providing shareholder support and marketing services.

** "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Product. The Statement of Additional Information sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P as set forth in the Licensing Agreement between us and S&P.

CHARGES EXPLAINED

         The following repeats and adds to information provided in the CHARGES section where the amount of each charge is shown. Please review both prospectus sections, and the Policy, for information on charges. For those Policies issued on a unisex basis in certain states or in certain cases, sex-distinct rates do not apply. Certain charges expressly permit you to designate the investment options from which the charge is to be deducted. If there are insufficient funds in such a designated investment option, and for all other charges deducted from total Policy value, charges are deducted pro-rata from your selected Subaccount and Fixed Account investment options.

         TRANSACTION FEES

o        Percent of Premium Charge
         We currently charge a percentage of each Policy premium payment we receive as a Percent of Premium Charge. This charge partially offsets premium taxes imposed by some States and local governments and federal taxes on certain capitalized acquisition expenses. We do not expect to profit from this charge. Our current charge is less than our guaranteed maximum amount for this charge.

o        Surrender Charge
         Upon a full surrender from your Policy, we deduct a Surrender Charge from the total Policy value. The amount and duration of this charge varies by the insured's sex, issue age (or attained age at the time of any increase), risk class, specified amount of insurance coverage, and the length of time the Policy has been in force. Generally, the Surrender Charge is higher the older you are when the Policy is issued. The longest Surrender Charge duration is 14 years. The Surrender Charge applies from the Policy issue date as to the initial specified amount of insurance coverage, and from the date of any increase as to increases in the specified amount. Ask for a Policy illustration or see your Policy for these charges applicable to you. Taxes and tax penalties may apply.

o        Partial Withdrawal Charge
         Upon a partial withdrawal from your Policy, we will deduct a Partial Withdrawal Charge. This fee will be deducted from the investment options and in the same allocation as your partial withdrawal allocation instruction; if that is not possible (due to insufficient value in one of the investment options you elect) or you have not given such instructions, we will deduct this fee on a pro-rata basis from balances in all Subaccounts and the Fixed Account. Taxes and tax penalties may apply.

o        Transfer Fee
         We may charge a Transfer Fee for any transfer in excess of 15 transfers per Policy Year. This fee may be deducted only from Policy investment options you designate; if that is not possible (due to insufficient value in an investment option you elect) or you have not provided such instructions, we will deduct this fee on a pro-rata basis from balances in all Subaccounts and the Fixed Account.

         PERIODIC CHARGES:  MONTHLY DEDUCTIONS FROM POLICY VALUE
         The following charges are deducted from Policy value on each Policy Month date.

o        Cost of Insurance Charge
         The cost of insurance rate per $1,000 of net amount at risk cannot exceed the guaranteed cost of insurance rate that is set forth in the Policy. The maximum cost of insurance each month can be determined by using the guaranteed cost of insurance rate in the formula for cost of insurance, below.

         The cost of insurance charge is for providing insurance protection under the Policy. Because the cost of insurance charge depends upon several variables, the cost for each Policy month can vary from month to month. The cost of insurance rate for the initial specified amount of insurance coverage varies by the insured's sex, issue age, risk class, and the length of time the Policy has been in force. The cost of insurance rate for an increase in specified amount varies by the insured's sex, age and risk class at the time of the increase, and the length of time the Policy has been in force since the increase. We may use current cost of insurance rates less than those shown in the Policy, and reserve the right to change them so long as they do not exceed the charges shown in the Policy. Changes will equally apply to similarly situated Policy owners and be based on changes in future expectations of factors such as investment earnings, mortality, persistency, and expenses. We expect a profit from this charge. Ask for a Policy illustration or see your Policy for these charges applicable to you.

The Cost of Insurance each month equals:
-  The "Net Amount at Risk" for the month;
   multiplied by
-  The cost of insurance rate per $1,000 of net amount at risk; divided by
-  $1,000.

The Net Amount at Risk in any month equals:
- The death benefit on the Policy Month date, discounted at the guaranteed rate of interest for the Fixed Account for one month; minus
- The Policy value on the Policy Month date after deducting the charge for any optional features selected and the administrative charges but not the cost of insurance charge.

o        Administrative Charge,
         Administrative Charge per $1,000 of Initial Specified Amount, and Administrative Charge per $1,000 of Increase in Specified Amount

         These administrative charges partially compensate us for our costs in issuing and administering the Policy and operating the Separate Account. We do not anticipate making a profit from these charges.

o        Cost of Optional Features
         The cost for any optional features you select (sometimes called Policy "Riders") is also deducted monthly from Policy value. See the CHARGES section for information about the costs of these features, and refer to APPENDIX A for descriptions of these features. Optional features may not be available in all states.

         PERIODIC CHARGES: DAILY DEDUCTION FROM SEPARATE ACCOUNT ASSETS

         The following charges are applied daily to Separate Account assets in determining the daily Accumulation Unit value of each Subaccount.

o        Risk Charge
         The Risk Charge is for the mortality risks we assume - that insureds may live for shorter periods of time than we estimate, and also compensates us for the Policy expense risks we assume. If this charge exceeds our actual costs to cover these risks, the excess goes to our general account. Conversely, if this charge is not enough, we bear the additional expense, not you. We expect a profit from this charge.

o        Portfolio Charges
         Each Subaccount's underlying portfolio has investment advisory expenses. These expenses, as of the end of each portfolio's last fiscal year, are stated in this prospectus' CHARGES section and described in more detail in each fund's prospectus. A portfolio's charges and expenses are not deducted from your Policy value. Instead, they are reflected in the daily value of portfolio shares which, in turn, will affect the daily Accumulation Unit value of the Subaccounts. These charges and expenses help to pay the portfolio's investment adviser and operating expenses.

INVESTMENT OPTIONS

         The Policy allows you to choose from a wide array of investment options
- each chosen for its potential to meet specific investment objectives.

     You may allocate all or a part of your premiums among the Separate Account variable investment options or the Fixed Account fixed interest rate option. Allocations must be in whole percentages and total 100%. The variable investment options, which invest in underlying portfolios, are listed and described in this section of this prospectus.

The value of your Policy will go up () or down () based on the investment performance of the variable investment options you choose. The investment results of each variable investment option are likely to differ significantly, and vary over time. They do not earn a fixed interest rate. Please consider carefully, and on a continuing basis, which investment options best suit your long-term investment objectives and risk tolerance.

         SEPARATE ACCOUNT VARIABLE INVESTMENT OPTIONS

     The Separate Account provides you with variable investment options in the form of underlying portfolio investments. Each underlying portfolio is an open-end investment management company. When you allocate investments to an underlying portfolio, those investments are placed in a Subaccount of the Separate Account corresponding to that portfolio, and the Subaccount in turn invests in the portfolio. The Policy value of your Policy depends directly on the investment performance of the portfolios that you select.

     The underlying portfolios in the Separate Account are NOT publicly traded mutual funds, and are NOT the same as other publicly traded mutual funds with very similar names. The portfolios are only available as separate account investment options in life insurance or variable annuity policies issued by insurance companies, or through participation in certain qualified pension or retirement plans.
     Even if the investment options and policies of some underlying portfolios available under the Policy may be very similar to the investment objectives and policies of publicly traded mutual funds that may be managed by the same investment adviser, the investment performance and results of the portfolios available under the Policy may vary significantly from the investment results of such other publicly traded mutual funds.
     Read the prospectuses for the underlying portfolios together with this prospectus for more information.

     The SEC does not supervise the management or the investment practices or policies of the Separate Account or us. Under Nebraska law, we own the Separate Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain of business unrelated to the Separate Account. Any and all distributions made by the underlying portfolios, with respect to the shares held by the Separate Account, will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the variable investment options' underlying portfolios. We do not make any representations about their future performance.

           You bear the risk that the variable investment options you select may fail to meet their objectives, that they could
              decrease in value, and that you could lose principal.

              Each Subaccount underlying portfolio operates as a separate variable investment option, and the income or losses of one generally has no effect on the investment performance of any other. Complete descriptions of each variable investment option's investment objectives and restrictions and other material information related to an investment in the variable investment option are contained in the prospectuses for each of the series funds which accompany this prospectus.

  ---------------------------------------- --------------------------------------------------------------------------
              Separate Account
                 Portfolio                                  Summary of Investment Strategy/Fund Type
  ---------------------------------------- --------------------------------------------------------------------------
                 AIM FUNDS                              Offered through AIM Variable Insurance Funds
                                                                Advised by AIM Advisors, Inc.
  ---------------------------------------- --------------------------------------------------------------------------
  AIM V.I. Dynamics - Series I             Common stocks of mid size companies.  Investment objective is long-term capital growth.
  ---------------------------------------- --------------------------------------------------------------------------
             ALGER (Class O)                               Offered through The Alger American Fund
                                                           Advised by Fred Alger Management, Inc.
  ---------------------------------------- --------------------------------------------------------------------------
  Alger American Balanced                  Income and Growth.
  ---------------------------------------- --------------------------------------------------------------------------
             AMERICAN CENTURY                    Offered through American Century Variable Portfolios, Inc.
                                                   Advised by American Century Investment Management, Inc.
  ---------------------------------------- --------------------------------------------------------------------------
  VP Income & Growth                       Income and Growth.
  ---------------------------------------- --------------------------------------------------------------------------
            AMERITAS PORTFOLIOS               Offered through Calvert Variable Series, Inc. Ameritas Portfolios
                - subadvisor                               Advised by Calvert Asset Management Company, Inc.
  ---------------------------------------- --------------------------------------------------------------------------
  Ameritas Core Strategies - Thornburg     Growth.
  Investment Management, Inc. (Thornburg)
  ---------------------------------------- --------------------------------------------------------------------------
  Ameritas Income & Growth - Fred Alger    Income and Growth.
  ---------------------------------------- --------------------------------------------------------------------------
  Ameritas Index 500 - State Street        Common stocks of U.S. companies on the S&P 500 Index.
  Global Advisors (State Street)
  ---------------------------------------- --------------------------------------------------------------------------
  Ameritas MidCap Growth - Fred Alger      Growth.
  ---------------------------------------- --------------------------------------------------------------------------
  Ameritas Money Market - No Subadvisor    Money Market
  ---------------------------------------- --------------------------------------------------------------------------
  Ameritas Focused MidCap Value-           Growth.
  Harris Associates,Inc. (Harris/Oakmark)
  ---------------------------------------- --------------------------------------------------------------------------
  Ameritas Small Company Equity - David    Growth.
  L. Babson & Company Inc. (Babson)
  ---------------------------------------- --------------------------------------------------------------------------
  Ameritas Small Capitalization - Eagle    Growth.
  Asset Management, Inc. (Eagle)
  ---------------------------------------- --------------------------------------------------------------------------
            CALVERT PORTFOLIOS                Offered through Calvert Variable Series, Inc. Calvert Portfolios
                                                     Advised by Calvert Asset Management Company, Inc. *
  ---------------------------------------- --------------------------------------------------------------------------
  CVS Income                               Income.
  ---------------------------------------- --------------------------------------------------------------------------
  CVS Social Balanced                      Income and Growth.
  ---------------------------------------- --------------------------------------------------------------------------
  CVS Social Equity                        Growth.
  ---------------------------------------- --------------------------------------------------------------------------
  CVS Social International Equity          Growth.
  ---------------------------------------- --------------------------------------------------------------------------
  CVS Social Mid Cap Growth                Growth.
  ---------------------------------------- --------------------------------------------------------------------------
  CVS Social Small Cap Growth              Growth.
  ---------------------------------------- --------------------------------------------------------------------------
           DREYFUS                                     Offered through Dreyfus Investment Portfolios
                                                             Advised by The Dreyfus Corporation
  ---------------------------------------- --------------------------------------------------------------------------
  MidCap Stock - Service Shares            Income and Growth.
  ---------------------------------------- --------------------------------------------------------------------------
         FIDELITY (Initial Class)                          Offered through Variable Insurance Products
                                                       Advised by Fidelity Management & Research Company
  ---------------------------------------- --------------------------------------------------------------------------
  VIP  Asset Manager SM                    Allocated investments among stocks, bonds and
                                           short-term/money market investments. Investment objective is high total return with reduced risk over the long-term.
  ---------------------------------------- --------------------------------------------------------------------------
  VIP Asset Manager: Growth(R)             Allocated investments among stocks, bonds and short-term/money market investments.  Investment objective is high total return.
  ---------------------------------------- --------------------------------------------------------------------------
  VIP Contrafund(R)                        Common stocks of companies whose value is not fully
                                           recognized. Investment objective is long-term capital growth.
  ---------------------------------------- --------------------------------------------------------------------------
  VIP Equity-Income                        Income.
  ---------------------------------------- --------------------------------------------------------------------------
  VIP Growth                               Growth.
  ---------------------------------------- --------------------------------------------------------------------------
  VIP High Income                          Income.
  ---------------------------------------- --------------------------------------------------------------------------
  VIP Investment Grade Bond                Bond.
  ---------------------------------------- --------------------------------------------------------------------------
  VIP Overseas                             Income and Growth.
  ---------------------------------------- --------------------------------------------------------------------------


                                      -10-

------------------------------------------ --------------------------------------------------------------------------
              Separate Account
                 Portfolio                                  Summary of Investment Strategy/Fund Type
  ---------------------------------------- --------------------------------------------------------------------------
                    MFS                                 Offered through MFS Variable Insurance Trust
                                                     Advised by Massachusetts Financial Services Company
  ---------------------------------------- --------------------------------------------------------------------------
  New Discovery                            Common stocks of smaller cap emerging growth companies that are early in their life cycles.Investment objective is capital growth.
  ---------------------------------------- --------------------------------------------------------------------------
  Strategic Income                         Income.
  ---------------------------------------- --------------------------------------------------------------------------
  Utilities                                Income.
  ---------------------------------------- --------------------------------------------------------------------------
                 SUMMIT                        Offered through Summit Mutual Funds Inc. Summit Pinnacle Series
                                                        Advised by Summit Investment Partners, Inc. *
  ---------------------------------------- --------------------------------------------------------------------------
  Nasdaq-100 Index                         Growth.
  ---------------------------------------- --------------------------------------------------------------------------
  Russell 2000 Small Cap Index             Growth.
  ---------------------------------------- --------------------------------------------------------------------------
  S&P MidCap 400 Index                     Growth.
  ---------------------------------------- --------------------------------------------------------------------------
               THIRD AVENUE                          Offered through Third Avenue Variable Series Trust
                                                           Advised by Third Avenue Management LLC
  ---------------------------------------- --------------------------------------------------------------------------
  Third Avenue Value                       Long-term capital appreciation.
  ---------------------------------------- --------------------------------------------------------------------------
                                                   Offered through The Universal Institutional Funds, Inc.
                VAN KAMPEN                          Advised by Morgan Stanley Investment Management, Inc.
                                                                      dba "Van Kampen"
  ---------------------------------------- --------------------------------------------------------------------------
  Emerging Markets Equity - Class I        Long-term capital appreciation by investing primarily in
                                           growth-oriented equity securities of issuers in emerging markets countries.

  ---------------------------------------- --------------------------------------------------------------------------
  Global                                   Value Equity - Class I Long-term
                                           capital appreciation by investing
                                           primarily in equity securities of
                                           issuers throughout the world,
                                           including U.S. issuers.
  ---------------------------------------- --------------------------------------------------------------------------
  International Magnum - Class I           Long-term capital appreciation by investing primarily
                                           in equity securities of non-U.S. issuers domiciled in EAFE countries.
  ---------------------------------------- --------------------------------------------------------------------------
  U.S. Real Estate - Class I               Above average current income and long-term capital
                                           appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.
  -------------------------------------------------------------------------------------------------------------------
* Calvert Asset Management Company, Inc. and Summit Investment Partners, Inc.
are part of the UNIFI Mutual Holding Company, the ultimate parent of AVLIC.

o        Adding, Deleting, or Substituting Variable Investment Options
         We do not control the Subaccounts' underlying portfolios, so we cannot guarantee that any of the portfolios will always be available. We retain the right to change the investments of the Separate Account, and to eliminate the shares of any Subaccount's underlying portfolio and substitute shares of another series fund portfolio. If the shares of the underlying portfolio are no longer available for investment or if, in our judgment, investment in the portfolio would be inappropriate in view of the purposes of the Separate Account, we will first notify you and receive any necessary SEC and state approval before making such a change.

         New Separate Account underlying portfolios may be added, or existing funds eliminated, when, in our sole discretion, conditions warrant a change. If a portfolio is eliminated, we will ask you to reallocate any amount in the eliminated portfolio. If you do not reallocate these amounts, we will automatically reinvest them in the Ameritas Money Market Subaccount.

         If we make a portfolio substitution or change, we may change the Policy to reflect the substitution or change. Our Separate Account may be (i) operated as an investment management company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required, or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Separate Account to other accounts.

o        Voting Rights
         As a Policy Owner, you may have voting rights in the portfolios whose shares underlie the Subaccounts in which you invest. You will receive proxy material, reports, and other materials relating to each underlying portfolio in which you have voting rights. If you send us written voting instructions, we will follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send us written instructions, we will vote those shares in the same proportions as we vote the shares for which we have received instructions from other Policy Owners. We will vote shares that we hold in the same proportions as we vote the shares for which we receive instructions from other Policy Owners. It is possible that a small number of Policy owners can determine the outcome of a voting proposal. The underlying portfolios may not hold routine annual shareholder meetings.

         FIXED ACCOUNT FIXED INTEREST RATE OPTION

All amounts allocated to the Fixed Account become assets of our general account. Interest in the general account has not been registered with the SEC and is not subject to SEC regulation. Therefore, SEC staff have not reviewed the Fixed Account disclosures in this prospectus.

         There is one fixed interest rate option ("Fixed Account"), where we bear the investment risk. We guarantee that you will earn a minimum interest rate that will yield at least 3.5% per year, compounded annually. We may declare a higher current interest rate. However, you bear the risk that we will not credit more interest than will yield the minimum guaranteed rate per year for the life of the Policy. We have sole discretion over how assets allocated to the Fixed Account are invested, and we bear the risk that those assets will perform better or worse than the amount of interest we have declared. The focus of this prospectus is to disclose the Separate Account aspects of the Policy. Refer to the Policy for additional details regarding the Fixed Account.

         TRANSFERS

         The Policy is designed for long-term investment. Excessive transfers such as those triggered by market timing services or other large or frequent transfers could harm other Policy Owners by having a detrimental effect on investment portfolio management. In addition to the right of each Portfolio to impose redemption fees on short-term trading, we reserve the right to reject any specific premium allocation or transfer request, if in the judgment of a Subaccount portfolio fund advisor, a Subaccount portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or if Policy owners would otherwise potentially be adversely affected.

         We consider any transfer of money out of a Subaccount within 60 days of a purchase to be evidence of possible market timing. We will not execute such a trade until we provide the portfolio's fund advisor with information about it for an opportunity to evaluate the transfer pursuant to the fund advisor's own standards, as stated in the portfolio's underlying fund prospectus. Ultimately the portfolio fund advisor has the authority to make the determination whether or not to accept a transfer.

          Subject to restrictions during the "right to examine period", you may transfer Policy value from one Subaccount to another, from the Separate Account to the Fixed Account, or from the Fixed Account to any Subaccount, subject to these rules:

         Transfer Rules:
          o A transfer is considered any single request to move assets between one or more investment options.
          o We must receive notice of the transfer - either Written Notice, an authorized telephone transaction, or by Internet when available. Our Trading Unit facsimile number is 402-467-7923. Transfers will be processed on the business day they are received by our Trading Unit before 3:00 p.m. Central Time. You must be available to receive a confirmation telephone call for any faxed transfer requests sent to us, or your trade may not be processed until it is confirmed.
          o The transferred amount must be at least $250, or the entire Subaccount or Fixed Account value if it is less. (If the value remaining after a transfer will be less than $250 in a Subaccount or $100 in the Fixed Account, we will include that amount as part of the transfer.)
               - If the Dollar Cost Averaging systematic transfer program is used, then the minimum transfer amount out of a Subaccount or the Fixed Account is the lesser of $100 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the value of the Fixed Account at the time the Dollar Cost Averaging program is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited.
               - The Portfolio Rebalancing and Earnings Sweep systematic transfer programs have no minimum transfer limits.
          o The first 15 transfers each Policy Year are free. Thereafter, transfers may result in a $10 charge for each transfer. See the CHARGES section of this prospectus for information about how this charge is applied. This fee is not subtracted from the amount of the transfer. Transfers under any systematic transfer program do count toward the 15 free transfer limit.
          o A transfer from the Fixed Account (except made pursuant to a systematic transfer program):
               -    may be made only once each Policy Year;
               -    may be delayed up to six months;
               -    is limited during any Policy Year to the greatest of:
                    - 25% of the Fixed account value on the date of the transfer during that Policy Year;
                    - the greatest amount of any similar transfer out of the Fixed Account during the previous 13 months;
                    -    $1,000.
          o We reserve the right to limit transfers, or to modify transfer privileges, and we reserve the right to change the transfer rules at any time. We and our portfolio managers consider market timing strategies, programmed transfers or transfers that are large in relation to the total assets of an investment option's underlying portfolio as disruptive. We may react to disruptive transfers by, among other things, restricting the availability of personal telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer service. We may also refuse to act on transfer instructions of an agent acting under a power of attorney or otherwise who is acting on behalf of one or more Owners. In making these determinations, we may consider the combined transfer activity of annuity contracts and life insurance policies that we believe are under common ownership, control or direction.
          o If the Policy value in any Subaccount falls below $100, we may transfer the remaining balance, without charge, to the Ameritas Money Market Subaccount.
          o In the event you authorize telephone or Internet transfers, we are not liable for telephone or Internet instructions that we in good faith believe you authorized. We will employ reasonable procedures to confirm that instructions are genuine.

         THIRD-PARTY SERVICES

         Where permitted and subject to our rules (including those Transfer Rules above regarding rejection of a transfer request), we may accept your authorization to have a third party (such as your sales representative or someone else you name) exercise transfers or investment allocations on your behalf. Third-party transfers and allocations are subject to the same rules as all other transfers and allocations. You can make this election on the application or by sending us Written Notice on a form provided by us. Please note that any person or entity you authorize to make transfers or allocations on your behalf, including any investment advisory, asset allocation, money management or timing service, does so independently from any agency relationship they may have with us for the sale of the Policies. They are accountable to you alone for such transfers or allocations. We are not responsible for such transfers or allocations on your behalf, or recommendations to you, by such third-party services. You should be aware that charges charged by such third parties for their service are separate from and in addition to charges paid under the Policy.

         DISRUPTIVE TRADING PROCEDURES

         The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading, programmed transfers, or transfers that are large in relation to the total assets of a Subaccount's underlying portfolio can disrupt management of a Subaccount's underlying portfolio and raise expenses. This in turn can hurt performance of an affected Subaccount and therefore hurt your Policy's performance.

Organizations or individuals that use market timing investment strategies and make frequent or other disruptive transfers should not purchase the Policy, unless such transfers are limited to Subaccounts whose underlying portfolio prospectus specifically permits such transfers.

         We reserve the right to reject or restrict, in our sole discretion, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions. We further reserve the right to impose restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy Owners. Restrictions may include changing, suspending or terminating telephone, on-line and facsimile transfer privileges. We will also enforce any Subaccount underlying portfolio manager's own restrictions imposed upon transfers considered by the manager to be disruptive. Our disruptive trading procedures may vary from Subaccount to Subaccount, and may also vary due to differences in operational systems and contract provisions. Any Subaccount restrictions will be uniformly applied.

There is no assurance that the measures we take will be effective in preventing market timing or other excessive transfer activity. Our ability to detect and deter disruptive trading and to consistently apply our disruptive trading procedures may be limited by operational systems and technological limitations. Also, because other insurance companies and retirement plans may invest in Subaccount underlying portfolios, we cannot guarantee that Subaccount underlying portfolios will not suffer harm from disruptive trading within contracts issued by them.

         Excessive Transfers
         We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we will consider, among other things:
          o    the total dollar amount being transferred;
          o    the number of transfers you make over a period of time;
          o whether your transfers follow a pattern designed to take advantage of short term market fluctuations, particularly within certain Subaccount underlying portfolios;
          o whether your transfers are part of a group of transfers made by a third party on behalf of individual Policy Owners in the group; and
          o the investment objectives and/or size of the Subaccount underlying portfolio.

         Third Party Traders
         We reserve the right to restrict transfers by any firm or any other third party authorized to initiate transfers on behalf of multiple Policy Owners if we determine such third party trader is engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we may, among other things:
          o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or

          o reject the transfer or exchange instructions of individual Policy Owners who have executed transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner.

         We will notify affected Policy Owners before we limit transfers, modify transfer procedures or refuse to complete a transfer. Transfers made pursuant to participation in a dollar cost averaging, portfolio rebalancing, earnings sweep or asset allocation program are not subject to these rules, nor are they subject to a transfer fee. See the sections of the prospectus describing those programs for the rules of each program.

         SYSTEMATIC TRANSFER PROGRAMS

         Transfers under any systematic transfer program do count toward the 15 free transfer limit. We reserve the right to alter or terminate any systematic transfer program upon thirty days advance written notice. Only one systematic transfer program may be utilized at a time.

o        Dollar Cost Averaging Program
         Dollar Cost Averaging allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from the Ameritas Money Market Subaccount or the Fixed Account to any other Subaccount(s) or the Fixed Account. Requested percentages are converted to a dollar amount. You can begin Dollar Cost Averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. Dollar Cost Averaging is intended to limit loss by resulting in the purchase of more Accumulation Units when a portfolio's value is low, and fewer units when its value is high. However, there is no guarantee that such a program will result in a higher Policy value, protect against a loss, or otherwise achieve your investment goals.

         Dollar Cost Averaging Rules:
          o There is no additional charge for the Dollar Cost Averaging program.
          o We must receive notice of your election and any changed instruction - either Written Notice, by telephone transaction instruction, or by Internet when available.
          o    Automatic transfers can only occur monthly.
          o The minimum transfer amount out of the Ameritas Money Market Subaccount or the Fixed Account is the lesser of $250 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the Fixed Account value at the time Dollar Cost Averaging is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited. There is no maximum transfer amount limitation applicable to any of the Subaccounts.
          o Dollar Cost Averaging program transfers cannot begin before the end of a Policy's "right to examine" period.
          o You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Policy Month date following the date the Policy's "right to examine" period ends.
          o You can limit the number of transfers to be made, in which case the program will end when that number has been made. Otherwise, the program will terminate when the amount remaining in the Ameritas Money Market Subaccount or the Fixed Account is less than $100.
          o Dollar Cost Averaging is not available when the Portfolio Rebalancing Program is elected.

o        Portfolio Rebalancing Program
         The Portfolio Rebalancing program allows you to rebalance your Policy value among designated Subaccounts only as you instruct. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

         Portfolio Rebalancing Program Rules:
          o There is no additional charge for the Portfolio Rebalancing program.
          o    The Fixed Account is excluded from this program.
          o You must request the rebalancing program, give us your rebalancing instructions, or request to end this program either by Written Notice, by telephone transaction instruction, or by Internet when available.
          o You may have rebalancing occur quarterly, semi-annually or annually.
          o Portfolio Rebalancing is not available when the Dollar Cost Averaging Program is elected.

o        Earnings Sweep Program
         The Earnings Sweep program allows you to rebalance your Policy value by automatically allocating earnings from your Subaccounts among designated investment options (Subaccounts or the Fixed Account), either based on your original Policy allocation of premiums or pursuant to new allocation instructions. You may change your Earnings Sweep program instructions at any time. Any change will be effective when the next sweep occurs.

         Earnings Sweep Program Rules:
          o    There is no additional charge for the Earnings Sweep program.
          o    The Fixed Account is included in this program.
          o You must request the Earnings Sweep program, give us your allocation instructions, or request to end this program either by Written Notice, by telephone transaction instruction, or by Internet when available.
          o You may have your earnings sweep quarterly, semi-annually or annually.

         MODEL ASSET ALLOCATION

         We may offer a model asset allocation program. However, you always have the ability to construct your own asset allocation plan from among the investment options available in your Policy. Model asset allocation programs are intended to match model risk tolerance and investment objectives with the investment options available in your Policy.

         To assist you in your selection of an asset allocation model, our Model Asset Allocation program uses the Morningstar Asset Allocator. This tool was developed by Morningstar Associates, LLC ("Morningstar") and is offered to you through a license agreement between Morningstar and our affiliate Ameritas Investment Corp. ("AIC"). The Model Asset Allocation program consists of five models, ranging from aggressive to conservative. Morningstar provides AIC with ongoing recommendations and monitoring of the portfolios that comprise the models.

         To participate in the asset allocation program:
          o AIC will serve as your investment adviser fiduciary for the program solely for purposes of development of the models and periodic updates to the models. You must give AIC your written consent and discretionary authority for AIC to give us instructions to allocate your premiums (or, for an existing Policy, Policy value) pursuant to the allocations of the model you select. AIC will also periodically instruct us to change your allocations consistent with any changes to the model made by AIC as recommended by Morningstar. AIC has no discretionary authority to execute any other transfers for your Policy.
          o    You must complete the Morningstar Asset Allocator Questionnaire.
          o You must allocate all of your Policy value to one asset allocation model. We must receive notice of your asset allocation model election either by written notice or Internet (when available) before we can begin a program for you. Only you can select which model is best for you. The Asset Allocator Questionnaire can be an aid, but neither it nor AIC will make this decision for you. You may wish to consult with your own financial professional to determine whether participation in the program is best for you, and if so, which model is most suitable.
          o Each calendar quarter we will automatically rebalance the Subaccount values to be consistent with the allocation percentages for the program model that you elected. Such rebalancing will be disclosed in quarterly statements to you. Performance of each model is updated daily on our website and is available upon request.
          o Annually, AIC will re-evaluate and may make changes to each investment level model based upon Morningstar's recommendations. When AIC updates the models, we will send you written notice of the updated models at least 30 days in advance of the date the updated models are to be effective. If you wish to accept the changes in your selected model, you will not need to take any action, as your Policy value and any subsequent premium will be automatically reallocated pursuant to the updated model. If you do not wish to accept the changes to your selected model, you can change to a different model or withdraw from the Model Asset Allocation program.
          o If you are currently participating in a Model Asset Allocation model and you make changes to your allocations outside the model, you will not receive future notifications of model changes. You will then be considered as having withdrawn from the Model Asset Allocation program and as having cancelled your relationship with AIC for purposes of implementing the program with your Policy.

          o AIC is compensated by us as principal underwriter for the Policies. We and AIC may also receive fees for administrative services from other portfolios in the models. This additional compensation and related responsibilities may create conflicts of interest as AIC determines what portfolios should be in the models. However, we believe this risk is reduced or eliminated by contracting with Morningstar to independently evaluate and recommend the selection, allocation weighting, and periodic updates regarding portfolios in the models.

       There is no additional charge for selecting the Model Asset Allocation program. Although asset allocation programs are intended to mitigate investment risk, there is still a risk that investing pursuant to a model will still lose value. For information about risks of participating in the Model Asset Allocation program and more detail about the program, including more information about conflicts of interest, ask for a copy of this prospectus' Statement of Additional Information. More information about AIC's role as investment advisor for the program is available on AIC's Form ADV Part II which is delivered to you at the time you subscribe to the program. We may modify or discontinue the model asset allocation program at any time.

 OTHER IMPORTANT POLICY INFORMATION

Replacing an existing life insurance policy is not always your best choice. Evaluate any replacement carefully.

         POLICY APPLICATION AND ISSUANCE

         The insured must not be older than age 90 on the insured's birthday nearest to the Policy Date. The minimum initial specified amount (or "face amount") of life insurance is $50,000. To purchase a Policy, you must submit an application, at least the Initial Premium (see below), and provide evidence of the proposed insured's insurability satisfactory to us. Before accepting an application, we conduct underwriting to determine insurability. We reserve the right to reject any application or premium. If we issue a Policy, insurance coverage will be effective as of the Policy Date.

o        Application in Good Order
          All application questions must be answered, but particularly note these requirements:
          o The Owner's and insured's full name, Social Security number (tax identification number for a business or trust Owner), date of birth, and certain other required information must be included.
          o Your premium allocations must be complete, be in whole percentages, and total 100%.
          o    Initial Premium requirements must be met (see below).
          o Your signature and your agent's signature must be on the application.
          o City, state and date the application was signed must be completed.
          o You must provide all information required for us to underwrite your application (including health and medical information about the insured, and other information we consider relevant).
          o    If you have one, please give us your e-mail address to facilitate receiving updated Policy information by electronic delivery.
          o    There may be forms in addition to the application required by law or regulation, especially when a replacement of other coverage is involved.
          o    Your agent must be both properly licensed and appointed with us.

o        Premium Requirements
         Your premium checks should be made payable to "Ameritas Variable Life Insurance Company." We may postpone crediting any payment made by check until the check has been honored by your bank. Payment by certified check, banker's draft, or cashier's check will be promptly applied. Under our electronic fund transfer program, you may select a monthly payment schedule for us to automatically deduct premiums from your bank account or other sources.

         Initial Premium
          o At least Minimum Premium times the number of months between the Policy Date and the date the Policy is issued plus one month.

         Additional Premiums
          o Payment of additional premiums is flexible, but must be enough to cover Policy charges.
          o If a premium increases the net amount of insurance coverage at risk, it is subject to evidence of the insured's continued insurability and our underwriting requirements as to the amount of the increase.
          o Planned Periodic Premiums may be paid annually, semi-annually, quarterly, or monthly. You may change your Planned Periodic Premium, subject to our approval. Because Policy value can fluctuate depending upon the performance of your selected variable investment options, payment of your Planned Periodic Premiums does not guarantee that your Policy will remain in force. Your Policy can lapse even if you pay all Planned Periodic Premiums on time.
          o If there is a Policy loan, you should identify any payment intended to reduce a loan as a loan repayment; otherwise it will be treated as a premium and added to Policy value.
          o We reserve the right to limit premiums or refund any values so the Policy qualifies as life insurance under the federal Internal Revenue Code.

o        Allocating Premium
         You may allocate your premiums among the variable investment options and the Fixed Account fixed interest rate option. Initial allocations in your Policy application will be used for additional premiums until you change your allocation.
          o    Allocations must be in whole percentages, and total 100%.
          o You may change your allocation by sending us Written Notice or through an authorized telephone transaction. The change will apply to premiums received on or after the date we receive your Written Notice or authorized telephone transaction.
          o All premiums will be allocated pursuant to your instructions on record with us, except your initial premium and any additional premiums received during your Policy's "right to examine" period may be subject to special requirements.

         "Right to Examine" Period Allocations
         Return of Value State. In states that permit us to refund your Policy value upon your cancellation of the Policy during the "right to examine" period, we will allocate your initial premium to your selected variable investment options on the date of issue of the Policy.
         Return of Premium States and IRA plan Policies. In states that require us to refund at least your full premium upon your cancellation of the Policy during the "right to examine" period, we will hold the portion of your initial premium allocated to the Separate Account in the Ameritas Money Market Subaccount for 13 days. Then, we will invest your initial premium in the variable investment options pursuant to your application instruction. (Any additional premiums we receive during the "right to examine" period plus 3 days will be allocated in the same manner.) If, at the end of the "right to examine" period, you decide to cancel your Policy, we will refund the greater of the Policy value or premiums paid.

         Until your Policy is issued, premium payments received by us are held in our general account and are credited with interest at a rate we determine.

         POLICY VALUE

         On your Policy's date of issue, Policy value (or "account value" or "accumulation value") equals your initial net premium (premium less the Percent of Premium Charge) less the Policy's first monthly deduction. On any Business Day thereafter, your total Policy value equals the sum of Policy value in the Separate Account variable investment options, the Fixed Account, and the Loan Account, minus any monthly deduction due but unpaid.

o         Separate Account Value
          Premiums or transfers allocated to Subaccounts are accounted for in Accumulation Units. The Policy value held in the Separate Account Subaccounts on any Business Day is determined by multiplying each Subaccount's Accumulation Unit value by the number of Allocation Units held in the Subaccount allocated to the Policy. Each Subaccount's Accumulation Unit value is calculated at the end of each Business Day as follows:
          (a) the per share net asset value of the Subaccount's underlying portfolio as of the end of the current Business Day plus any dividend or capital gain distribution declared and unpaid by the underlying portfolio during that Business Day, times the number of shares held by the Subaccount, before the purchase or redemption of any shares on that date; minus
          (b) the daily mortality and expense risk charge; and this result divided by
          (c) the total number of Accumulation Units held in the Subaccount on the Business Day before the purchase or redemption of any Accumulation Units on that day.

         When transactions are made to or from a Subaccount, the actual dollar amounts are converted to Accumulation Units. The number of Accumulation Units for a transaction is equal to the dollar amount of the transaction divided by the Accumulation Unit value on the Business Day the transaction is made.

o        Fixed Account Value
         The Policy value of the Fixed Account on any Business Day equals:
          (a) the Policy value of the Fixed Account at the end of the preceding Policy month; plus
          (b) any net premiums credited to the Fixed Account since the end of the previous Policy month; plus
          (c) any transfers from the Subaccounts to the Fixed Account since the end of the previous Policy month; plus
          (d) any transfers from the Loan Account to the Fixed Account since the end of the previous Policy month, minus
          (e) any transfers from the Fixed Account to the Loan Account since the end of the previous Policy month; minus
          (f) any transfers and transfer fee from the Fixed Account to the Subaccounts since the end of the previous Policy month; minus
          (g) any partial withdrawal and partial withdrawal charge taken from the Fixed Account since the end of the previous Policy month; minus
          (h) the Fixed Account's share of any monthly deductions from Policy value; minus
          (i)  the Fixed Account's share of charges for any optional features;
               plus
          (j) interest credited on the Fixed Account balance since the end of the previous Policy month.

o        Asset Protection Rider and Asset Protection Plus Rider (Optional)
         An Asset Protection Rider can be purchased to protect against investment loss by guaranteeing a minimum accumulation benefit at the end of the rider's 10-year term. On the rider maturity date, the rider benefit is equal to the guarantee balance minus Policy value. If Policy value on the rider maturity date exceeds the guarantee balance, there is no rider benefit. Any rider benefit is added to Policy value on the rider maturity date. The benefit will be credited on a pro-rata basis to the Policy's selected investment options then in effect. There is no rider benefit if the insured dies prior to the rider's maturity date. The rider must remain in force for at least five years once it is purchased or renewed. This five-year period is referred to as the minimum in-force period. At the end of the minimum in-force period, you have the option to reset your guarantee balance to the then current Policy value and start a new 10-year period. The rider can be renewed until age 80. This benefit does not protect against Policy lapse. If the insured is younger than age 80 on the rider maturity date, this rider automatically renews unless the Owner chooses to terminate the rider coverage.

         An Asset Protection Plus Rider can be purchased that provides similar benefits as the Asset Protection Rider, described above, except that the Rider benefit on the Rider maturity date is equal to the greater of (1) the guarantee balance minus the Policy value, and (2) the sum of the Rider's charges since the rider issue date, unless a rider benefit has been previously paid in which case the amount in (2) is the sum of rider charges since the most recent rider benefit payment. The Asset Protection Plus Rider also guarantees to add rider charges to the Policy's death benefit upon the insured's death while the rider is in-force. The amount added will be rider charges since the rider issue date, unless a rider benefit has been previously paid in which case the amount added will be rider charges since that later date.

"Guarantee balance" is equal to Policy value on the date the rider is issued, reset, or renewed, adjusted as follows:

     1.   increased by additional net premiums paid;
               Net premium is premium paid minus any charges deducted directly from premium, subject to the following restriction. We reserve the right to limit the amount of net premium that can be added to the guarantee balance after the end of the minimum in-force period and before the rider maturity date.
     2.   decreased by Policy charges; and
              Policy charges include monthly cost of insurance, administrative expenses, and riders (except this rider).
     3.   decreased by an adjustment made for partial withdrawals.
               Partial withdrawals cause the guarantee balance to be decreased in the same proportion as the withdrawal reduces the Policy value. For example, if the withdrawal is 10% of the Policy value before the withdrawal, the guarantee balance after the withdrawal will be 90% of the guarantee balance immediately prior to the withdrawal.

         MISSTATEMENT OF AGE OR SEX
         If the age or sex of the insured or any person insured by a Policy rider has been misstated on the application, the Policy death benefit and any additional benefits provided will be those which would be purchased by the most recent deduction for cost of insurance charge and the cost of such additional benefits at the insured person's correct age or sex.

         SUICIDE
         We will pay the greater of the premiums received or Policy value, less any partial withdrawals and indebtedness, if the insured, while sane or insane, commits suicide within two years (one year in Colorado and North Dakota) after the date the Policy was issued (and in Missouri, the insured intended suicide at the time coverage was applied for). We will pay the greater of the monthly deductions for an increase in specified amount of insurance coverage or Policy value attributable to such an increase if the insured, while sane or insane, commits suicide within two years (one year in Colorado and North Dakota) after the effective date of any increase (and in Missouri, the insured intended suicide at the time the increase was applied for). Optional feature riders to the Policy may have separate suicide provisions.

         INCONTESTABILITY
         We will not contest the validity of the Policy after it has been in force during the insured's lifetime for two years from the date the Policy was issued or for two years from the date of any reinstatement. We will not contest the validity of an increase in the specified amount of insurance coverage after the Policy has been in force during the insured's lifetime for two years from the effective date of any increase. Any contest of an increase in the specified amount of insurance coverage will be based on the application for that increase. Optional benefit riders to the Policy may have separate incontestability provisions.

         TELEPHONE TRANSACTIONS

Telephone Transactions Permitted
o    Transfers among investment options.
o    Establish systematic transfer programs.
o    Change premium allocations.

How to Authorize Telephone Transactions
o Upon your authorization on the Policy application or in Written Notice to us, you, your registered representative or a third person named by you may do telephone transactions on your behalf. You bear the risk of the accuracy of any designated person's instructions to us.

Telephone Transaction Rules
o Must be received by close of the New York Stock Exchange ("NYSE") (usually 3 p.m. Central Time); if later, the transaction will be processed the next day the NYSE is open.
o    Will be recorded for your protection.
o For security, you or your authorized designee must provide your Social Security number and/or other identification information.
o    May be discontinued at any time as to some or all Owners.

We are not liable for following telephone transaction instructions we reasonably believe to be genuine.

         LAPSE AND GRACE PERIOD

o        Lapse

         Because Policy value can fluctuate depending upon the performance of your selected variable investment options, your Policy can lapse, even if you pay all Planned Periodic Premiums on time.

           Lapse of the Policy may result in adverse tax consequences. See discussion at TAX TREATMENT OF LOANS & OTHER DISTRIBUTIONS.

         This Policy will lapse with no value when the Policy's cash surrender value is not enough to cover any due but unpaid charges. However, this Policy will not lapse for a guaranteed period if the Guaranteed Death Benefit is in effect. This Policy also will not lapse during a grace period as long as sufficient premium is paid by the end of the grace period to prevent lapse.

o        Guaranteed Death Benefit

         We guarantee the Policy will not lapse during its first five Policy Years so long as the Minimum Premium, less partial withdrawals and outstanding loan and loan interest, is paid, even if the Cash Surrender Value is not enough to pay Policy charges due. This feature may be modified or not available in all states.

         For Policies issued prior to May 1, 2007, if the optional Lifetime Guaranteed Death Benefit ("LGDB") rider is elected, we further guarantee the Policy will not lapse while the LGDB rider is in effect even if the Cash Surrender Value is not enough to pay Policy charges due but unpaid, if you meet the LGDB Premium requirements and the rules, below. The charge for this rider is a level charge based on the issue age of the insured. If the LGDB rider terminates for any reason, the monthly rider charge is discontinued. LGDB and Legacy Asset Riders are not offered for Policies issued on or after May 1, 2007, although the Guaranteed Death Benefit Rider remains available.

         Guaranteed Death Benefit Rules (and LGDB Rules if Rider is in Effect)
     o    Your election must be made at issue of the Policy; and
     o Increases in specified amount of insurance will be reflected in the Guaranteed Death Benefit Premium or LGDB Premium from the effective date of the change;
     o Decreases in specified amount of insurance will not change the required Guaranteed Death Benefit Premium which will remain as it was before the decrease. If the required Rider premium together with the decrease in specified amount of insurance causes the total premium to exceed Internal Revenue Code requirements for the Policy to qualify as life insurance, we reserve the right to force the Rider to be cancelled for your Policy.
     o If the Policy does lapse, the Guaranteed Death Benefit or LGDB ends and is not reinstated even if the underlying Policy is reinstated after a grace period;
     o For the Guaranteed Death Benefit or LGDB Rider to remain in effect, Policy premiums paid to date, minus partial withdrawals since the Policy Date, and minus outstanding Policy loans and loan interest charged, must meet or exceed the cumulative Guaranteed Death Benefit Premium or cumulative LGDB Premium required to date.*-

o        Grace Period

         If your Policy lapses, we allow you a 61-day grace period to make a premium payment in order to continue the Policy. The grace period begins on the date we mail a notice of the premium necessary to keep this Policy in force. We will mail this notice to you at your current address on record with us and to any assignee on record. Insurance coverage continues during the grace period, but the Policy has no value for purposes of Policy loans, surrenders or transfers. If sufficient premium is not paid by the end of the grace period, the Policy will terminate without value as of the first day of the grace period. If the last insured dies during the grace period, we will deduct outstanding Policy debt and Policy charges due but not paid from the death benefit proceeds payable.

         REINSTATEMENT

         If the Policy lapses because a grace period ended without a sufficient payment being made, you may reinstate it within three years of the date of lapse. To reinstate, we must receive:
          o    Written application signed by you and the insureds;
          o Evidence of the insureds' insurability satisfactory to us, and the insurability of any insured covered under an optional benefit rider;
          o    Premium at least equal to the greater of:
               (1) An amount sufficient to bring the Cash Surrender Value after the first Monthly Deduction to an amount greater than zero; or
               (2)  Three times the current Policy Month's monthly deductions.
          o    Repayment of any outstanding Policy debt.

         The effective date of reinstatement will be the Policy Month date on or next following the date the reinstatement is approved.

         The specified amount of the reinstated Policy may not exceed the specified amount at the time of lapse. The Policy value on the effective date of reinstatement will equal the Policy value as of the date of lapse. The surrender charge at reinstatement, if any, will be based on the current Policy Year as if the Policy had never terminated.

         The Policy cannot be reinstated once it has been fully surrendered.

         DELAY OF PAYMENTS OR TRANSFERS

         We will usually pay any amounts from the Separate Account requested as a partial withdrawal or cash surrender within seven days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if: (i) the NYSE is closed for other than customary weekend and holiday closings; (ii) trading on the NYSE is restricted; (iii) an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Separate Account; or (iv) the SEC permits delay for the protection of security holders. The applicable rules of the SEC will govern as to whether the conditions in (iii) or (iv) exist.

         We may defer payments of a full or partial surrender from the Fixed Account for up to six months from the date we receive your Written Notice requesting the surrender.

         BENEFICIARY

         You may change your beneficiary by sending Written Notice to us, unless the named beneficiary is irrevocable. Once we record and acknowledge the change, it is effective as of the date you signed the Written Notice. The change will not apply to any payments made or other action taken by us before recording. If the named beneficiary is irrevocable, you may change the named beneficiary only by Written Notice signed by both you and the beneficiary. If more than one named beneficiary is designated, and you fail to specify their interest, they will share equally.

         If the named beneficiary dies before you, then your estate is the beneficiary until you name a new beneficiary.

         The interest of any beneficiary is subject to that of any assignee.

         MINOR OWNER OR BENEFICIARY

         Generally (and except as provided for in some states) a minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy beneficiary. Contrary to common belief, in most States parental status does not automatically give parents the power to provide an adequate release to us to make beneficiary payments to the parent for the minor's benefit. A minor can "own" a Policy through the trustee of a trust established for the minor's benefit, or through the minor's named and court appointed guardian, who owns the Policy in his or her capacity as trustee or guardian. Where a minor is a named beneficiary, we are able to pay the minor's beneficiary payments to the minor's trustee or guardian. Some States allow us to make such payments up to a limited amount directly to parents. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to be appointed as the minor's guardian; it is often a very simple process that can be accomplished without the assistance of an attorney. If there is no adult representative able to give us an adequate release for payment of the minor's beneficiary interest, we will retain the minor's interest on deposit until the minor attains the age of majority.

         POLICY CHANGES

         Any change to your Policy is only effective if on a form acceptable to us, and then only once it is received at our Service Center and recorded on our records. Information on how to contact us to determine what information is needed and where you can get various forms for Policy changes is shown on this prospectus' first two pages and last page.

         "FREE LOOK" RIGHTS

         Most States give you a limited period of time within which you can cancel your Policy, usually called a "right to examine" or "free look" period. The amount we will refund if you cancel during this period varies, but will always be at least the amount required by the State whose law governs your Policy. The specific terms of your State's "free look" requirements are on the front page of your Policy.

         OPTIONAL FEATURES

         Subject to certain requirements, one or more of the optional insurance benefits described in APPENDIX A may be added to your Policy by rider. The cost of any optional insurance benefit will be deducted monthly from Policy value as stated in this prospectus' CHARGES section.

         LEGAL PROCEEDINGS

         As of the date of this prospectus, there are no proceedings affecting the Separate Account, or that are material in relation to our total assets.

         HOW TO GET FINANCIAL STATEMENTS

         Our financial statements are included in a Statement of Additional Information ("SAI"). For information on how to obtain copies of these financial statements, at no charge, see the STATEMENT OF ADDITIONAL INFORMATION; REGISTRATION STATEMENT provision on the last page of this prospectus.

         DISTRIBUTION OF THE POLICY

         Our underwriter and affiliate, Ameritas Investment Corp., enters into contracts with its own registered representatives to sell Policies and with various broker-dealers ("Distributors") to distribute Policies through their representatives. Total commission paid for the Policies and other information about distribution compensation can be found in this Policy's Statement of Additional Information ("SAI"). Instructions to obtain an SAI are on the last page of this prospectus. It is also fair for you to ask a representative about the commission they earn for the sale of a Policy. Information about compensation we pay helps you determine whether a representative may have an incentive to recommend our product over another. In addition to regularly scheduled commission, which is indirectly paid for by certain Policy charges, distribution compensation can include periodic cash incentives paid based upon sales goals. We may enter into special compensation or reimbursement arrangements with certain broker-dealers for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. We may also pay other distribution expenses, marketing support allowances, conference sponsorship fees and production incentive bonuses. The list of broker-dealers to whom we pay conference sponsorship fees (typically ranging from $10,000 to $25,000) and marketing support allowances may change from time to time, but in calendar year 2006, the list included the following firms: _______________________. Any additional compensation is paid out of our own assets and will not result in any additional direct charge to you.

POLICY DISTRIBUTIONS

         The principle purpose of the Policy is to provide a death benefit upon the insured's death, but before then you may also borrow against the Policy's Cash Surrender Value, take a partial withdrawal, or fully surrender it for its Cash Surrender Value. Tax penalties and surrender charges may apply to amounts taken out of your Policy.

A death benefit is payable upon:
-  Your Policy being in force;
-  Our receipt of Due Proof of Death of the Insured;
-  Our receipt of sufficient beneficiary information to make the payment; and
-  Your election of a payment option.
"Due Proof of Death" is generally a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

         DEATH BENEFIT

         Upon the insured's death, we will pay to the Policy beneficiary:
         (a) the death benefit on the insured's life under the death benefit option in effect; plus
         (b) any additional life insurance proceeds provided by any optional benefit or rider; minus
         (c)  any outstanding Policy debt; minus
         (d) any due and unpaid Policy charges, including deductions for the month of death.

         We will pay the death benefit proceeds after we receive Due Proof of Death of the insured's death and as soon thereafter as we have sufficient information about the beneficiary to make the payment. Death benefits may be paid pursuant to a payment option to the extent allowed by applicable law and any settlement agreement in effect at the insured's death. If neither you nor the beneficiary makes a payment option election within 60 days of our receipt of Due Proof of Death, we will issue a lump-sum payment to the beneficiary.

o        Death Benefit Options
         You may choose one of two death benefit options. Option A is in effect unless you elect Option B.

Death Benefit Option A
     If you prefer to have favorable investment performance, if any, reflected in higher Policy value rather than increased insurance coverage, you should generally select Option A.
     Under Option A, the death benefit is the greater of:
     (a)  the specified amount of insurance coverage; or
     (b)  the Policy value multiplied times the corridor percentage (see below).

Death Benefit Option B
     If you prefer to have favorable investment performance, if any, reflected in increased insurance coverage rather than higher Policy value, you should generally select Option B.
     Under Option B, the death benefit is the greater of:
     (a)  the specified amount of insurance coverage plus the Policy value; or
     (b)  the Policy value multiplied times the corridor percentage (see below).

         ------------- ------------ ----------- ----------- ----------- ----------- ----------- -----------
            Attained      Corridor    Attained    Corridor   Attained     Corridor    Attained    Corridor
              Age            %           Age         %          Age          %           Age          %
         ------------- ------------ ----------- ----------- ----------- ----------- ----------- -----------
             0-40         250%
              41          243%          51         178%         61         128%         71         113%
              42          236%          52         171%         62         126%         72         111%
              43          229%          53         164%         63         124%         73         109%
              44          222%          54         157%         64         122%         74         107%
              45          215%          55         150%         65         120%       75-90        105%
              46          209%          56         146%         66         119%         91         104%
              47          203%          57         142%         67         118%         92         103%
              48          197%          58         138%         68         117%         93         102%
              49          191%          59         134%         69         116%        94+         101%
              50          185%          60         130%         70         115%
         ------------- ------------ ----------- ----------- ----------- ----------- ----------- -----------

o        Changes in Death Benefit Option
         After the first Policy Year, you may change your Policy's death benefit option.

Changes in Death Benefit Option Rules
o    Your request for a change must be by Written Notice.
o You can only change your Policy death benefit option once each Policy Year. The change will be effective on the Policy Month date after we receive (or, if evidence of insurability is necessary, after we approve) your request.
o    There is no fee to change your Policy death benefit option.
o Changing from Option A to Option B: The specified amount is decreased by an amount equal to the total Policy value as of the date of the change.
o Changing from Option B to Option A: The specified amount of insurance will equal the death benefit on the date of the change.
o The change is only allowed if the new specified amount of insurance meets the requirements set forth in the Change in Specified Amount of Insurance Coverage section, below.

o        Change in Specified Amount of Insurance Coverage
         You may change the current specified amount (or "face amount") of insurance coverage by Written Notice on a form provided by us, and subject to our approval. A change could have federal tax consequences (see this prospectus' TAX MATTERS section). Any change will take effect on the Policy Month date on or after the date we receive your Written Notice.

INCREASE () in Coverage Rules
o    No increase is allowed in the first Policy Year.
o    The insured's age nearest birthday must be 90 or younger.
o A new application, evidence of insurability, and additional premium for the amount of the increase may be required.
o Minimum amount of an increase in specified amount of insurance coverage is $25,000.
o Cost of insurance charges for the increase will be based upon the insured's attained age and underwriting class at the time of the increase.
o Surrender Charges become applicable to the amount of the increase, measured from the date of the increase. See this prospectus' CHARGES section.
o Ongoing additional premium may be required to maintain your Policy's Guaranteed Death Benefit Premium requirements. (See this prospectus' OTHER IMPORTANT POLICY INFORMATION: Lapse & Grace Period provision.)
o An additional Administrative Charge Per $1,000 of Increase in Specified Amount will be added. See this prospectus' CHARGES section.
o Additional premium may be required if Policy value at the time of the increase, minus outstanding Policy debt, is less than an amount equal to 12 times what the current monthly deductions from Policy value will be reflecting the increase in specified amount of insurance coverage.

DECREASE () in Coverage Rules
o No decrease is allowed in the first Policy Year nor during the first 12 Policy Months following an increase in specified amount of insurance coverage except for a decrease which is the result of a partial withdrawal.
o    The specified amount of coverage after the decrease must be at least:
     -    for insureds in the preferred rate class: $100,000.
     - for insureds in all other rate classes: $50,000 in the 2nd and 3rd Policy Year, and $35,000 in the 4th and subsequent Policy Years.
o We may limit any requested decrease to the amount necessary to keep the Policy in compliance with maximum premium limits under federal tax law.
o For purposes of determining the new Cost of Insurance charge, the decrease will reduce the specified amount of insurance coverage by first reducing the specified amount provided by the most recent increase, then the next most recent increase successively, and finally the Policy's initial specified amount of insurance coverage.
o A decrease will not lower the Guaranteed Death Benefit Premium in effect at the time of the decrease.

         PAID-UP LIFE INSURANCE BENEFIT ENDORSEMENT

The benefit provided by this endorsement will keep your Policy from lapsing when you have a large outstanding Policy debt. When the conditions specified below are met, you may elect this benefit, which will provide paid-up life insurance. Once you have elected this benefit, your Policy will not lapse.

You may elect this benefit only if the following requirements are met:
     (1)  the insured is age 75 or older; and,
     (2)  the Policy is in its 11th Policy Year or later; and,
     (3) the outstanding Policy debt is more than 92.5%, but less than 96% of the Policy value. If the outstanding Policy debt is greater than 96% of your Policy value, you can repay Policy debt to bring the balance within the range of 92.5% and 96% of your Policy value; and
     (4)  the outstanding Policy debt is more than the specified amount.

Electing this benefit will change your Policy as follows:
     (1) We will deduct 3.5% of the Policy value on the date you elect this benefit.
     (2) After we take the 3.5% deduction, we will set the specified amount to 105% of the remaining Policy value. No further changes in the specified amount will be allowed.
     (3) We will set the death benefit option to Option A as described in this Death Benefit section. No further changes in the death benefit option will be allowed. The death benefit at any time after you elect the benefit will equal the greatest of:
          a.   the specified amount;
          b. the Policy value multiplied by the corridor percentage from the table shown above; c. the outstanding Policy debt multiplied by the corridor percentage from the table shown above.
     (4) The death benefit proceeds will equal the death benefit on the insured's date of death minus any outstanding Policy debt.
     (5) Any riders attached to the Policy will terminate, and any charges or fees associated with the riders will cease.

     (6)  We will not accept any additional premiums.
     (7) You may not take additional partial withdrawals and loans, except for automatic loans to cover loan interest not paid when due.
     (8)  We will stop taking monthly deductions.
     (9) All amounts not allocated to the loan account must be allocated to the Fixed Account.

Electing the benefit provided by this endorsement may have adverse tax consequences. The Internal Revenue Service has not ruled on the use of this endorsement. We strongly urge you to consult legal counsel and your personal tax adviser before electing this benefit.

         NO MATURITY DATE

         This Policy does not have a maturity date. However, some States do not allow us to collect cost of insurance charges after the insured attains age 100. In those States, your Policy's specified amount is reduced to $1,000 upon your attained age 100.

         POLICY LOANS

         If you ask, your sales representative or we may be able to provide you with illustrations giving examples of how a loan might affect Policy value, Cash Surrender Value and death benefit. Any loan transaction will permanently affect Policy values. Surrender or lapse of a Policy while a loan is outstanding could result in significant tax consequences. See discussion at TAX TREATMENT OF LOANS & OTHER DISTRIBUTIONS.

--------------------------------------------------------------------------------
                              Amount You Can Borrow
--------------------------------------------------------------------------------

Standard Policy Loan. You may borrow not less than $200 and up to an amount equal to the Cash Surrender Value, minus guaranteed monthly deductions from Policy value for the rest of the Policy Year, minus interest on Policy debt including the requested loan to the next Policy anniversary.

--------------------------------------------------------------------------------
Reduced Rate Policy Loan. Available after the 5th Policy Year. Amount eligible is limited to Policy earnings (Policy value exceeding the amount of premiums paid minus any previous partial withdrawals, minus any outstanding Reduced Rate Policy Loan); but, cannot exceed the maximum available loan amount. Any Standard Policy Loan outstanding at the end of the 5th Policy Year will become a Reduced Rate Policy Loan up to the eligible amount from that point forward. Once a loan is categorized as a Reduced Rate Policy Loan, it will continue to be charged the reduced loan rate.
--------------------------------------------------------------------------------
                               Loan Interest Rate
--------------------------------------------------------------------------------
Standard Policy Loan. Current net annual loan interest rate of 2%: we charge a current interest rate with a 5.5% effective annual yield (guaranteed to not exceed 6%), but we also credit an interest rate with an effective annual yield of 3.5% to any amounts in the Loan Account.
--------------------------------------------------------------------------------

Reduced Rate Policy Loan. Current net annual loan interest rate of 0%: we charge a current interest rate with a 3.5% effective annual yield (guaranteed to not exceed 4%), but we also credit an interest rate with an effective annual yield of 3.5% to any amounts in the Loan Account.
--------------------------------------------------------------------------------

Loan Rules
o    The Policy must be assigned to us as sole security for the loan.
o We will accept a loan request signed by you on our form of Written Notice by mail or facsimile.
o We will transfer all loan amounts from the Subaccounts and the Fixed Account to a Loan Account. The amounts will be transferred on a pro rata basis, unless you instruct us otherwise. If the value of an investment option after a transfer pursuant to your instructions is less than $100, the amounts will be transferred on a pro rata basis.
o Loan interest is due on each Policy Anniversary. If the interest is not paid when due, we will transfer an amount equal to the unpaid loan interest from only Policy investment options you designate; if that is not possible (due to insufficient value in an investment option you elect) or you have not provided such instructions, we will deduct loan interest on a pro-rata basis from balances in all Subaccounts and the Fixed Account.
o If Policy debt exceeds Policy value minus the Surrender Charge minus accrued expenses and charges, you must pay the excess or your Policy will lapse.
o All or part of a loan may be repaid at any time while the Policy is in force. We will deduct the amount of the loan repayment from the Loan Account and allocate that amount among the Subaccounts and the Fixed Account in the same percentages as net premium is allocated on the date of repayment. We will treat any amounts you pay us as a premium unless you specify that it is a loan repayment.
o The death benefit will be reduced by the amount of any loan outstanding and unpaid loan interest on the date of the insured's death.
o We may defer making a loan for up to six months unless the loan is to pay premiums to us.

FULL SURRENDER

         While the insured is alive, you may terminate the Policy for its Cash Surrender Value. Following a full surrender, all your rights in the Policy end, and the Policy may not be reinstated.

         Full Surrender Rules
          o We will accept a full surrender request signed by you on our form of Written Notice by mail or facsimile.
               However, when accepting a request by a method not requiring an original signature, there is a greater possibility that unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge.
          o The applicable Surrender Charge is described in your Policy and the CHARGES section of this prospectus.
          o We may defer surrender payments from the Fixed Account for up to six months from the date we receive your request.

         PARTIAL WITHDRAWAL

         While the insured is alive, you may withdraw part of the Policy value. The amount requested and any partial withdrawal charge will usually be deducted from the Policy value on the date we receive your request if received before 3 p.m. Central Time. Such a reduction will impact the net Policy funding used to determine if the Guaranteed Death Benefit remains in effect.

         If Death Benefit Option A (described above) is in effect, then the current specified amount of insurance coverage as well as Policy value will be reduced by the amount of any partial withdrawal.

         If Death Benefit Option B (described above) is in effect, the Policy value will be reduced by the amount of the partial surrender, but the specified amount of insurance coverage will not change.

Partial Withdrawal Rules
o We will accept a partial withdrawal request signed by you on our form of Written Notice by mail or facsimile.

o The applicable Partial Withdrawal Charge is described in your Policy and the CHARGES section of this prospectus.

o The minimum partial withdrawal amount is $500; the maximum is an amount such that remaining Cash Surrender Value is at least $1,000 or an amount sufficient to maintain the Policy in force for the next 12 months, and the specified amount of insurance coverage after the withdrawal must be at least :
     -    for insureds in the preferred rate class: $100,000.
     - for insureds in all other rate classes: $50,000 in Policy Years 1 to 3, and $35,000 in the 4th and subsequent Policy Years.
o    A partial withdrawal is irrevocable.
o For tax purposes, partial withdrawals are treated as made first from premiums paid and then from earnings, beginning with the most recent premium payment, unless the Policy is a modified endowment contract.
o Partial withdrawals will be deducted from your Policy investment options on a pro rata basis, unless you instruct us otherwise. If the value of an investment option after a withdrawal pursuant to your instructions is less than $100, the amounts will be deducted on a pro rata basis.
o Partial withdrawals result in cancellation of Accumulation Units from each applicable Subaccount.
o We reserve the right to defer withdrawal payments from the Fixed Account for up to six months from the date we receive your request.
o Partial withdrawals may change the Minimum Premium and Guaranteed Death Benefit Premium requirements. You may request a new illustration of policy values from us to demonstrate these changes.
o Depending upon the circumstances, a partial withdrawal may have tax consequences.

         PAYMENT OF POLICY PROCEEDS

         A primary function of a life insurance policy is to provide payment options for payment of Policy proceeds in a way that best benefits the payee. Policy proceeds are payable upon the insured's death, a full surrender or partial withdrawal of Policy value, or upon any other benefit where certain proceeds are payable. You may elect to have Policy proceeds paid under one of several payment options or as a lump sum. If another option is not chosen within 60 days of the date we receive satisfactory proof of the insured's death, we will make payment in a lump sum to the beneficiary.

Rules for Payment of Policy Proceeds
o You, or your beneficiary after your death if you are the insured, may elect a payment option by completing an election form that can be requested from us at any time.
o Payees must be individuals who receive payments in their own behalf unless otherwise agreed to by us.
o An association, corporation, partnership or fiduciary can only receive a lump sum payment or a payment under a fixed period payment option (Option
     C).
o    Any payment option chosen will be effective when we acknowledge it.
o We may require proof of your age or survival or the age or survival of the payee.

o We reserve the right to pay the proceeds in one lump sum when the amount is less than $5,000, or when the payment option chosen would result in periodic payments of less than $100. If any payment would be or becomes less than $100, we also have the right to change the frequency of payments to an interval that will result in payments of at least $100. In no event will we make payments under a payment option less frequently than annually.
o No payee may commute, encumber or alienate any proceeds under this Policy before they are due. No proceeds are subject to attachment for any debt or obligation of any payee.
o When the last payee dies, we will pay to the estate of that payee any amount on deposit, or the then present value of any remaining guaranteed payments under a fixed payment option.

         Payments under the payment options are fixed payments based on a fixed rate of interest at or higher than the minimum effective annual rate which is guaranteed to yield 3% on an annual basis. Proceeds to fund payments are transferred to our general account and are no longer a part of the Separate Account. We have sole discretion whether or not to pay a higher interest rate for payment options A, B, C, D or E (see below). Current single premium immediate annuity rates for options D or E are used if higher than the guaranteed amounts (guaranteed amounts are based upon the tables contained in the Policy). Current interest rates, and further information, may be obtained from us. The amount of each fixed annuity payment is set and begins on the date payment of Policy proceeds is to begin, and does not change.

o        Selecting a Payment Option

         Once fixed payments under a payment option begin, they cannot be changed. (We may allow the beneficiary to transfer amounts applied under options A to C to options D to F after the date payment of Policy proceeds begins. However, we reserve the right to discontinue this practice.)

The longer the guaranteed or projected payment option period, the lower the amount of each payment.

         Note: If you elect payment options D or E and select a non-guaranteed period, it is possible that only one annuity payment would be made under the payment option if the person whose life the payment is based upon (the "measuring life") dies before the due date of the second payment, only two payments would be made if the "measuring life" died before the due date of the third payment, etc.

         The payment options for receiving Policy proceeds are:

A. Interest Payment. We will pay interest each month at a rate determined by us on the amount retained.

B. Payments for a Fixed Amount. Proceeds are paid in equal monthly installments until proceeds, with interest, have been fully paid. The total annual payment must be at least 5% of the amount retained.

C. Payments for a Fixed Period. Proceeds are paid in equal monthly installments for the specified period chosen not to exceed 20 years. Monthly incomes for each $1,000 of proceeds, which include interest, are illustrated by a table in the Policy.

D. Lifetime Income. Proceeds are paid as equal monthly installments based on the life of a named person, and continue for the lifetime of that person. Variations provide for guaranteed payments for a period of time or a lump sum refund.

E. Joint and Last Survivor Lifetime Income. Proceeds are paid as equal monthly installments during the joint lives of two individuals and until the last of them dies. Variations provide for a reduced amount of payment during the lifetime of the surviving person.

F.   Lump Sum. Proceeds are paid in one sum.

In most cases, when death benefit proceeds are paid in a lump sum, we will pay the death benefit proceeds by establishing an interest bearing account for the beneficiary, in the amount of the death benefit proceeds payable. The same interest rate schedule and other account terms will apply to all beneficiary accounts in place at any given time. We will send the beneficiary a checkbook within 7 days after we receive all the required documents, and the beneficiary will have immediate access to the account simply by writing a check for all or any part of the amount of the death benefit proceeds payable. The account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the general account.

TAX MATTERS

         The following is only general information about federal tax law and is not intended as tax advice to any individual. Tax laws affecting the Policy are complex, may change and are affected by your facts and circumstances. We cannot guarantee the tax treatment of the Policy or any transaction involving the Policy. You should consult your own tax adviser as to how these general rules and any applicable taxes will apply to you if you purchase a Policy.

         LIFE INSURANCE QUALIFICATION; TAX TREATMENT OF DEATH BENEFIT

         The Internal Revenue Code, as amended (the "Code") defines a life insurance contract for federal income tax purposes. This definition can be met if an insurance contract satisfies either one of two tests set forth in that section. The Code and related regulations do not directly address the manner in which these tests should be applied to certain features of the Policy. Thus, there is some uncertainty about how those tests apply to the Policy.

         Nevertheless, we believe the Policy qualifies as a life insurance contract for federal tax purposes, so that:

          o the death benefit should be fully excludable from the beneficiary's gross income; and
          o you should not be considered in constructive receipt of the Cash Surrender Value, including any increases in Cash Surrender Value, unless and until it is distributed from the Policy. However, Congress has recently enacted new statutory provisions relating to employer owned life insurance. The death benefit of life insurance owned by an employer is taxable unless the insured is a certain class of employee and has been given notice and has consented to coverage on his life. Specific statutory requirements must be satisfied for the death benefit of employer owned life insurance to be excluded from taxable income. Any employer contemplating the purchase of life insurance contract should consult a tax advisor.

         We reserve the right to make such changes in the Policy as we deem necessary to assure it qualifies as a life insurance contract under the Code and continues to provide the tax benefits of such qualification.

         Modified Endowment Contracts. The Code establishes a class of life insurance contracts designated as modified endowment contracts. The Code rules governing whether a Policy will be treated as a modified endowment contract are extremely complex. In general, a Policy is a modified endowment contract if the accumulated premium payments made at any time during the first seven Policy Years exceed the sum of the net level premium payments which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A Policy may also become a modified endowment contract because of a material change. The determination of whether a Policy is a modified endowment contract after a material change generally depends upon the relationship of the Policy's death benefit and Policy value at the time of such change and the additional premium payments made in the seven years following the material change. A Policy may also become a modified endowment contract if the death benefit is reduced.

This Policy's flexibility and how you tailor it to meet your needs could cause it to be a modified endowment contract. We recommend you consult with a tax adviser to determine if desired Policy transactions may cause such treatment. When a premium payment is credited which we believe causes the Policy to become a modified endowment contract, we will notify you and offer you the opportunity to request a refund of that premium in order to avoid such treatment. You have 30 days after receiving such a notice to request the refund.

         A Policy issued in exchange for a modified endowment contract is subject to tax treatment as a modified endowment contract. However, we believe that a Policy issued in exchange for a life insurance policy that is not a modified endowment contract will generally not be treated as a modified endowment contract if the death benefit of the Policy is greater than or equal to the death benefit of the Policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. You may, of course, choose to not make additional payments in order to prevent a Policy from being treated as a modified endowment contract.

          SPECIAL CONSIDERATIONS FOR CORPORATIONS

       Premium paid by a business for a life insurance Policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the Policy. For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the death benefit from the Policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes. In addition, although increases to the Policy's cash surrender value are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes. In recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax advisor.

         TAX TREATMENT OF LOANS & OTHER DISTRIBUTIONS

         Upon a surrender or lapse of the Policy, if the amount received plus any outstanding Policy debt exceeds the total cost basis in the Policy, the excess will generally be treated as ordinary income subject to tax, regardless of whether a Policy is or is not a modified endowment contract. However, the tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a modified endowment contract.

"Cost Basis in the Policy" means:
- the total of any premium payments or other consideration paid for the Policy, minus
-  any withdrawals previously recovered that were not taxable.

Distributions from Policies Classified as Modified Endowment Contracts are subject to the following tax rules:
1) All distributions, including surrenders and partial withdrawals, are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy value immediately before the distribution over the cost basis in the Policy at such time.
2) Loans from or secured by the Policy are treated as distributions and taxed accordingly. If you do not repay loan interest, the loan interest itself is treated as a distribution.
3) A 10% additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, the Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.

Distributions from Policies Not Classified as Modified Endowment Contracts are generally treated as first recovering the cost basis in the Policy and then, only after the return of all such cost basis in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Code's definition of life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy).

         Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. However, it is possible that reduced rate loans could be treated as distributions rather than loans.

         Distributions (including upon surrender) and loans from, or secured by, a Policy that is not a modified endowment contract are not subject to the 10% additional income tax rule. If a Policy which is not now but later becomes a modified endowment contract, then any distributions made from the Policy within two years prior to the change will become taxable pursuant to modified endowment contract rules.

         OTHER POLICY OWNER TAX MATTERS

         Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, a partial or full surrender, a lapse, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer and other tax consequences of ownership or receipt of distributions from a Policy depend on the circumstances of each Owner or beneficiary.

         Interest paid on Policy loans generally is not tax deductible.

         Aggregation of modified endowment contracts. Pre-death distributions (including a loan, partial surrender, collateral assignment or full surrender) from a Policy that is treated as a modified endowment contract may require a special aggregation to determine the amount of income recognized on the Policy. If we or any of our affiliates issue more than one modified endowment contract to the same Policy Owner within any 12-month period, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income for all those Policies will be aggregated and attributed to that distribution.

         Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon your or the beneficiary's individual circumstance.

         Diversification requirements. Investments of the Separate Account must be "adequately diversified" for the Policy to qualify as a life insurance contract under the Code. Any failure to comply with diversification requirements could subject you to immediate taxation on the incremental increases in Policy value plus the cost of insurance protection for the year. However, we believe the Policy complies fully with such requirements.

         Owner control. The Treasury Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which your control of the investments of the Separate Account may cause you, rather than us, to be treated as the owner of the assets in the Separate Account. To date, no such regulations or guidance has been issued. If you are considered the Owner of the assets of the Separate Account, income and gains from the Separate Account would be included in your gross income.

         The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that owners were not owners of separate account assets. For example, you have additional flexibility in allocating Policy premium and Policy values. These differences could result in you being treated as the owner of a pro rata share of the assets of the Separate Account. In addition, we do not know what standards will be set forth in the regulations or rulings which the Treasury may issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the Owner of the assets of the Separate Account.

         Paid-Up Life Insurance Benefit Endorsement. Electing this benefit may have adverse tax consequences. The Internal Revenue Service has not ruled on the use of this endorsement. We strongly urge you to consult legal counsel and your personal tax adviser before electing this benefit.

         Tax-advantaged arrangements. The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement and the suitability of this Policy for the arrangement.

APPENDIX A: Optional Features

         This Appendix is intended to provide only a very brief overview of additional benefits available to be added to your Policy by rider. Some of these features are only available at the time the Policy is issued, and may not be added later. For more information, contact your registered representative or us. Certain riders may not be available in all States. The cost for each rider, if any, is explained in the CHARGES section.

o    Guaranteed Death Benefit Rider
          This Rider allows you to extend the guaranteed death benefit period available in the base Policy. No extra cost. Rider funding requirements must be maintained to keep this benefit in force.

o    Insured Waiver of Monthly Deductions on Disability Rider
          This Rider provides that during periods of the insured's total disability, as defined in the Rider, certain Policy charges and charges for any Policy riders will be waived.

o    Insured Disability Benefit Rider
          This Rider provides that during periods of the insured's total disability, as defined in the Rider, we will pay benefits to the Policy Owner by paying some or all of the Policy premiums, and by waiving the Cost of Insurance Charge for this Rider. The Owner chooses the benefit level at the issue of the Rider.

o    Children's Protection Rider
          This Rider provides term life insurance protection, as defined in the Rider, for the insured's children.

o    Guaranteed Insurability Rider
          This Rider guarantees that insurance coverage may be added at various option dates without evidence of insurability. This benefit may be exercised on the option dates even if the insured is disabled.

o    Term Coverage Rider
          This Rider provides term insurance upon the insured's life in addition to the specified amount of insurance coverage under the Policy.

o    Term Rider for Covered Insured
          This Rider provides term insurance upon an individual other than the insured.

o    Terminal Illness Rider
          This Rider provides for the ability to accelerate the death benefit to be a living benefit to withdraw value from the Policy, as defined in the Rider, in the event of diagnosis of a terminal illness. No extra cost. The total value available as a benefit is an amount less than the total death benefit payable under the Policy.

o    Asset Protection Rider and Asset Protection Plus Rider
          These Riders protect against investment loss by guaranteeing a minimum accumulation benefit at the end of the rider's 10-year term.

o    Paid-Up Life Insurance Benefit Endorsement
          This endorsement protects your Policy from lapsing under certain conditions when your outstanding Policy debt is large relative to your Policy value and specified amount.

DEFINED TERMS

Accumulation Units are an accounting unit of measure used to calculate the Policy value allocated to Subaccounts of the Separate Account. It is similar to a share of a mutual fund. The Policy describes how Accumulation Units are calculated.

Business Day is each day that the New York Stock Exchange is open for trading.

Cash Surrender Value is the total Policy value less outstanding loans and loan interest, less any applicable surrender charge, and less any due but unpaid Policy charges.

Fixed Account is an account that credits a fixed rate of interest guaranteed by us and is not affected by the experience of the variable investment options of the Separate Account. The Fixed Account is part of our general account.

Guaranteed Death Benefit is the initial specified amount of insurance guaranteed for the first five Policy Years so long as Minimum Premium is paid, and any other longer period provided by an optional Guaranteed Death Benefit Rider or Lifetime Guaranteed Death Benefit Rider.

Loan Account is an account we maintain for your Policy if you have a Policy loan outstanding. The Loan Account is credited with interest and is not affected by the experience of the variable investment options of the Separate Account. The Loan Account is part of our general account.

Owner, You, Your is you -- the person(s) or legal entity who may exercise all rights and privileges under the Policy. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy.

Policy Date is the effective date for Policy coverage. It is usually, but need not be, the same as the date the Policy is issued.

Policy Year/Month/Anniversary are measured from respective anniversary dates of the Policy Date of your Policy.

Premium
   Guaranteed Death Benefit Premium is the amount of premium which, if paid in advance, will keep your Policy in force during any guaranteed death benefit period so long as other Policy provisions are met, even if the Cash Surrender Value is zero or less.
   Minimum Premium is the amount of premium which, if paid monthly in advance, will keep your Policy in force for the first five Policy Years, even if the Cash Surrender Value is zero or less.
   Planned Periodic Premium is a schedule of equal premiums payable at fixed intervals chosen by you, the Owner. You need not follow this schedule, nor will following it ensure that the Policy will remain in force unless the payments meet the requirements of the Minimum Premium or Guaranteed Death Benefit Premium.

Subaccount is a variable investment option division within the Separate Account for which Accumulation Units are separately maintained. Each Subaccount corresponds to a single, underlying, non-publicly traded portfolio issued through a series fund.

Valuation Period is the period commencing at the close of business of the New York Stock Exchange on each Business Day and ending at the close of business on the next succeeding Business Day.

We, Us, Our, Ameritas, AVLIC - Ameritas Variable Life Insurance Company.

Written Notice or Request -- Written notice, signed by you, in good order, on a form approved by or acceptable to us, that gives us the information we require and is received at AVLIC, Service Center, P.O. Box 82550, Lincoln, NE 68501 (or 5900 "O" Street, Lincoln, NE 68510), fax 1-402-467-7335. Call us if you have questions about what form or information is required. When notice is permitted and sent to us by facsimile, we have the right to implement the request if the copied or facsimile signature appears to be a copy of a your genuine original signature.

                                    THANK YOU
        for reviewing this prospectus. You should also review the series fund prospectuses for those Subaccount variable
           investment option underlying portfolios you wish to select.

                             IF YOU HAVE QUESTIONS,
     wish to request a Statement of Additional Information, or inquire about a Policy including a personalized illustration (without charge), contact your sales representative, or write or call us at:

                    Ameritas Variable Life Insurance Company
                                 Service Center
                                 P.O. Box 82550
                             Lincoln, Nebraska 68501
                                       or
                                 5900 "O" Street
                             Lincoln, Nebraska 68510
                            Telephone: 1-800-745-1112
                               Fax: 1-402-467-7335
                 Interfund Transfer Request Fax: 1-402-467-7923
                            www.variable.ameritas.com

                           REMEMBER, THE CORRECT FORM
is important for us to accurately process your Policy elections and changes. Many can be found in the "on-line services" section of our Web Site. Or, call us at our toll-free number and we will send you the form you need.


       ILLUSTRATIONS

       Illustrations are tools that can help demonstrate how the Policy operates, given the Policy's charges, investment options and any optional features selected, how you plan to accumulate or access Policy value over time, and assumed rates of return. Illustrations may also be able to assist you in comparing the Policy's death benefits, Cash Surrender Values and Policy values with those of other variable life insurance policies based upon the same or similar assumptions. You may ask your sales representative or us (at our toll-free telephone number) to provide an illustration, without charge, based upon your specific situation.

       STATEMENT OF ADDITIONAL INFORMATION; REGISTRATION STATEMENT

       A Statement of Additional Information ("SAI") with the same date as this prospectus contains other information about us and the Policy. You may obtain a copy without charge upon request to our toll-free telephone number shown to the left. Information about us (including the SAI), is available on the SEC's Internet site at www.sec.gov, or can be reviewed and copies made at or ordered from (for a fee) the SEC's Public Reference Room, 100 F Street, NE, Washington, D.C. 20549-0102. (Direct questions to the SEC at 202-551-8090.)

       REPORTS TO YOU

       We will send you a statement at least annually showing your Policy's death benefit, Policy value and any outstanding Policy loan balance. As long as your Policy activity is limited to scheduled periodic premiums automatically deducted from your bank or investment account, the annual report will also be the only confirmation you have of premium payments and regular monthly deductions. We will confirm any other premium payments, Policy loans, Subaccount transfers, lapses, surrender, partial withdrawals, and other Policy transactions as they occur. You will receive such additional periodic reports as may be required by the SEC.

                                   Last Page

Statement of Additional Information: April 30, 2007
to accompany Policy Prospectuses dated: April 30, 2007

                                  Ameritas Variable Life Insurance Company Logo
                                                                 A UNIFI Company
VARIABLE LIFE INSURANCE POLICIES
offered through
AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT V

TABLE OF CONTENTS                                Page

About Our Company..................................1

Underwriter........................................2
Distribution of the Policy

More Information on Charges........................3
         Waiver of Certain Charges
         Underwriting Procedure
Distribution of Materials
Licensing Agreement

Advertising.......................................4
Performance Data
Asset Allocation Program

Financial Statements..............................6

Contacting Us. To answer your questions or to send additional premium, contact your sales representative or write or call us at:

                             Ameritas Variable Life
                               Insurance Company,
                                 Service Center
                                 P.O. Box 82550
                             Lincoln, Nebraska 68501
                                       Or
                                  5900 O Street
                             Lincoln, Nebraska 68510
                            Telephone: 1-800-745-1112
                               Fax: 1-402-467-7335
                            www.variable.ameritas.com

Express mail packages should be sent to our street address, not our P.O. Box address.

           This Statement of Additional Information is not a prospectus. It contains information in addition to that set forth in the Policy prospectus and should be read together with the prospectus. The Policy prospectus may be obtained from our Service Center by writing us at P.O. Box 82550, Lincoln, Nebraska 68501, by e-mailing us or accessing it through our Web site at www.variable.ameritas.com, or by calling us at 1-800-745-1112. Defined terms used in the current prospectus for the Policies are incorporated in this Statement.


         ABOUT OUR COMPANY

           Ameritas Variable Life Insurance Company Separate Account V was established as a separate investment account of Ameritas Variable Life Insurance Company ("we, us, our, Ameritas") on August 28, 1985. The Separate Account is registered with the Securities and Exchange Commission (SEC) as a unit investment trust. We issue the Policy described in the prospectus and are responsible for providing each Policy's insurance benefits.

           We are a stock life insurance company organized under the insurance laws of the State of Nebraska in 1983. We are an indirect wholly owned subsidiary of UNIFI Mutual Holding Company.

           We are engaged in the business of issuing life insurance and annuities throughout the United States (except New York), with an emphasis on products with variable investment options in underlying portfolios.



                                     SAI:1

UNDERWRITER

                  The Policies are offered continuously and are distributed by Ameritas Investment Corp. (AIC), 5900 O Street, Lincoln, Nebraska 68510. AIC, an affiliate of ours, is an indirect majority owned subsidiary of UNIFI Mutual Holding Company. AIC enters into contracts with various broker-dealers (Distributors) to distribute Policies.

                                                           YEAR:        2004              2005             2006
----------------------------------------------------------------- ----------------- ----------------- ----------------
Variable life insurance commission we paid to AIC that was paid       $10,148,450      $13,595,629      $9,926,137
to other broker-dealers and representatives (not kept by AIC).
----------------------------------------------------------------- ----------------- ----------------- ----------------
Variable life insurance commission earned and kept by AIC.                $25,115          $38,693         $12,753
----------------------------------------------------------------- ----------------- ----------------- ----------------
Fees we paid to AIC for variable life insurance Principal                $280,194         $361,994        $298,477
Underwriter services.
----------------------------------------------------------------- ----------------- ----------------- ----------------

         DISTRIBUTION OF THE POLICY

         Our underwriter, AIC, enters into contracts with various broker-dealers (Distributors) to distribute Policies. These Distributors are registered with the SEC and are members of the National Association of Securities Dealers, Inc.
(NASD). All persons selling the Policy must be registered representatives of the Distributors, and must also be licensed as insurance agents to sell variable insurance products.

         Distribution Compensation for Currently Sold Products
          o Protector hVUL: Commission may equal an amount up to 105% of premium in the first year and up to 3% of premium in renewal years. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the Policy value beginning in the fifth Policy Year.
          o Overture VIVA!: Commission may equal an amount up to 140% of premium in the first year and up to 13% of premium in renewal years. Broker-dealers may also receive a service fee up to an annualized rate of 0.5% of the Policy value beginning in the fifth Policy Year.
          o Overture OVATION!: During the first Policy Year, the commission may equal an amount up to 117% of the first year target premium paid plus the first year cost of any riders and 5% for premiums paid in excess of the first year target premium. For Policy Years two through seven, the commission may equal an amount up to 4% of premiums paid. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the Accumulation Value beginning in the eighth Policy Year.
          o Overture BRAVO!: During the first Policy Year, the commission may equal an amount up to 105% of the first year target premium paid plus the first year cost of any riders and 4% for premiums paid in excess of the first year target premium. For Policy Years two through seven, the commission may equal an amount up to 4% of premiums paid. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the Accumulation Value beginning in the eighth Policy Year.

         Distribution Compensation for Products No Longer Being Sold
          o Overture APPLAUSE, APPLAUSE II, & ENCORE!: During the first Policy Year, the commission may equal an amount up to 100% (105% for Encore!) of the first year target premium paid plus the first year cost of any riders and 4% for premiums paid in excess of the first year target premium. For Policy Years two through seven, the commission may equal an amount up to 4% (2% for Encore!) of premiums paid. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the Accumulation Value beginning in the eighth Policy Year.
          o Overture LIFE SPVUL: During the first Policy Year, the commission may equal an amount up to 105% of the first year target premium paid plus the first year cost of any riders and 4% for premiums paid in excess of the first year target premium. For Policy Years two through seven, the commission may equal an amount up to 4% of premiums paid. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the Accumulation Value beginning in the eighth Policy Year.
          o Corporate Benefit VUL: During the first Policy Year, the commission may equal an amount up to 30% of premium in the first year and up to 12% of premium in renewal years. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the Accumulation Value beginning in the sixth Policy Year.

         Compensation arrangements may vary among broker-dealers. We may also pay other distribution expenses such as production incentive bonuses. These distribution expenses do not result in any additional charges under the Policy other than those described in this prospectus' CHARGES section.


                                     SAI:2

MORE INFORMATION ON CHARGES

o        Waiver of Certain Charges

         When the Policy is sold in a manner that results in savings of sales or administrative expenses, we reserve the right to waive all or part of any fee we charge under the Policy (excluding charges charged by the portfolios). Factors we consider include one or more of the following: size and type of group to whom the Policy is issued; amount of expected premiums; relationship with us (employee of us or an affiliated company, receiving distributions or making transfers from other policies we or one of our affiliates issue, or transferring amounts held under qualified retirement plans we or one of our affiliates sponsor); type and frequency of administrative and sales services provided; or level of annual maintenance fee and withdrawal charges. Any fee waiver will not discriminate unfairly against protected classes of individuals and will be done according to our rules in effect at the time the Policy is issued. We reserve the right to change these rules. The right to waive any charges may be subject to State approval.

o        Underwriting Procedure

         The Policy's cost of insurance depends upon the insured's sex, issue age, risk class, and length of time the Policy has been in force. The rates will vary depending upon tobacco use and other risk factors. For the Policy 4101 policy, guaranteed cost of insurance rates are based on the gender-distinct, smoker-distinct 2001 Standard Ordinary Mortality Tables, Age Nearest Birthday. For all other policies, the guaranteed cost of insurance rates are based on the insured's attained age and are equal to the 1980 Insurance Commissioners Standard Ordinary Male and Female Mortality Tables without smoker distinction. The maximum rates for the table-rated substandard insureds are based on a multiple (shown in the schedule pages of the Policy) of the above rates. We may add flat extra ratings to reflect higher mortality risk. Any change in the cost of insurance rates will apply to all insureds of the same age, gender, risk class and whose Policies have been in effect for the same length of time.

         The cost of insurance rates, Policy charges, and payment options for Policies issued in Montana, and perhaps other states or in connection with certain employee benefit arrangements, are issued on a gender-neutral (unisex) basis. The unisex rates will be higher than those applicable to females and lower than those applicable to males.

         If the rating class for any increase in the specified amount of insurance coverage is not the same as the rating class at issue, the cost of insurance rate used after such increase will be a composite rate based upon a weighted average of the rates of the different rating classes. Decreases may be reflected in the cost of insurance rate, as discussed earlier.

         Actual charges made during the Policy year will be shown in the annual report delivered to Policy owners.

         DISTRIBUTION OF MATERIALS

         We will distribute proxy statements, updated prospectuses and other materials to you from time to time. In order to achieve cost savings, we may send consolidated mailings to several owners with the same last name who share a common address or post office box.

         LICENSING AGREEMENT

         The Policy is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P). S&P makes no representation or warranty, express or implied, to the owners of the Policy or any member of the public regarding the advisability of investing in securities generally or in the Policy particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee (Ameritas) is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Policy into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Policy is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy.

         S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE POLICY, OR ANY OTHER PERSON OR ENTITY

                                     SAI:3

FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

         ADVERTISING

         From time to time, we may advertise performance information for the Subaccounts and their underlying portfolios. We may also advertise ratings, rankings or other information related to us, the Subaccounts or the underlying portfolios.

         We may provide hypothetical illustrations of Policy value, Cash Surrender Value and death benefit based on historical investment returns of the underlying portfolios for a sample Policy based on assumptions as to age, sex and risk class of the insured, and other Policy-specific assumptions.

         We may also provide individualized hypothetical illustrations calculated in the same manner as stated above but based upon factors particular to your Policy.

         PERFORMANCE DATA

         From time to time, we may advertise performance for the Subaccount variable investment options. Performance data is available on our website and is authorized for use with prospective investors only when accompanied or preceded by current product and fund prospectuses containing detailed information about the Policy, investment, limitations and risks.

         Performance returns reflect fees and charges assessed by the fund companies and current mortality and expenses and administrative risk charges deducted from separate account assets. Some portfolio advisors have agreed to limit their expenses; without these limits, performance would have been lower. The returns shown on our website do not reflect the Policy's transaction fees and periodic charges. If these fees and charges were deducted, the performance quoted would be lower. Yields shown are typically annualized yields. This means the income generated during the measured seven days is assumed to be generated each week over a 52-week period, and not reinvested, and is shown as a percentage of the investment.

         We encourage you to obtain a personalized illustration which reflects all charges of the Policy and the impact of those charges upon performance; contact your registered representative or us to obtain an illustration, without charge, based upon your specific situation. See the Policy prospectus for detailed information about Policy charges and portfolio prospectuses for each portfolio's expenses.

         For periods prior to the date the Policy Subaccount began operation, performance data will be calculated based on the performance of the underlying portfolio and the assumption that the Subaccounts were in existence for the same periods as those indicated for the underlying portfolio with the level of Policy charges that were in effect at the inception of the Subaccount.

         Past performance is no guarantee of future results. The return and principal value of an investment will fluctuate so that investor's shares, when redeemed, may be worth more or less than their original cost.

       ASSET ALLOCATION PROGRAM
       MORNINGSTAR (R) ASSET ALLOCATOR offered through AMERITAS INVESTMENT CORP.

The Service
Ameritas Investment Corp. ("AIC"), an affiliate of ours, has developed several asset allocation models, each based on different profiles of an investor's willingness to accept investment risk, and marketed exclusively through our Policies as the "Morningstar Asset Allocator" program. AIC periodically (typically annually) evaluates and updates the models. In developing and periodically updating the models, AIC currently relies on the recommendations of Morningstar Associates, LLC. AIC may change the firm it uses, or, may use no independent firm at all.

                                     SAI:4

If you choose to subscribe to the Morningstar Asset Allocator program, AIC will serve as your investment adviser for the service solely for purposes of development of the program models and periodic updates of the models.

If you choose to subscribe to the Morningstar Asset Allocator program, AIC instructs us to allocate your initial premium (in the case of a new application) or accumulated value, as applicable, to the investment options according to the model you select, to similarly allocate subsequent premium, and to periodically automatically reallocate your accumulated value or premium payments. Your Policy value will be rebalanced quarterly consistent with your selected model.

The Morningstar Asset Allocator Models
Development of the Morningstar Asset Allocator models is a two-step process. First, an optimization analysis is performed to determine the breakdown of asset classes. Next, after the asset class exposures are known, a determination is made of how available investment options can be used to implement the asset class level allocations. The investment options are selected by evaluating the asset classes represented by the underlying portfolios and combining investment options to arrive at the desired asset class exposure. Investment options are selected in a way intended to optimize potential returns for each model, given a particular level of risk tolerance. This process could, in some cases, result in the inclusion of an investment option in a model based on its specific asset class exposure or other specific optimization factors, even where another investment option may have better historical performance.

Periodic Updates of the Models and Notices of Updates
Each model is evaluated periodically (generally, annually) to assess whether the combination of investment options within each model should be changed to better seek to optimize the potential return for the level of risk tolerance intended for the model. As a result, each model may change, and the investment options used within a model may change.

When your selected model is updated, AIC instructs us to automatically reallocate your accumulated value and any subsequent premium payments in accordance with any changes to the model you have selected. This means the allocation of your accumulated value, and potentially the investment options in which you are invested, will automatically change and your accumulated value and any subsequent premium payments will be automatically reallocated among the investment options in your updated model (independently of the automatic quarterly rebalancing). AIC requires that you give it discretionary investment authority to periodically instruct us to reallocate your accumulated value and any subsequent premium payments in accordance with the updated version of the model you have selected, if you wish to participate in the Morningstar Asset Allocation program.

When AIC updates the models, we will send you written notice of the updated models at least 30 days in advance of the date the updated models are to be effective. If you wish to accept the changes in your selected model, you will not need to take any action, as your Policy value and any subsequent premium will be automatically reallocated pursuant to the updated model. If you do not wish to accept the changes to your selected model, you can change to a different model or withdraw from the Morningstar Asset Allocator program.

Risks
Although asset allocation models are designed to optimize returns given the various levels of risk, there is no assurance that a model portfolio will not lose money or that investment results will not experience volatility. Investment performance of your accumulated value could be better or worse by participating in a Morningstar Asset Allocator model than if you had not participated. A model may perform better or worse than any single investment option or asset class or other combinations of investment options or asset classes. Model performance is dependent upon the performance of the component investment options (and their underlying portfolios). The timing of your investment and the automatic quarterly rebalancing may affect performance. Your accumulated value will fluctuate, and when redeemed, may be worth more or less than the original cost.

Periodic updating of the models can cause the underlying portfolios to incur transaction expenses to raise cash for money flowing out of the portfolios or to buy securities with money flowing into the portfolios. These expenses can adversely affect performance of the pertinent portfolios and the models.

                                     SAI:5

AIC, an affiliate of ours, may be subject to competing interests that have the potential to influence its decision making with regard to the models. In addition to its limited role as investment advisor under the Morningstar Asset Allocator program, AIC is also compensated by us as principal underwriter for the Policies. We and AIC may also receive fees for administrative services from other portfolios that are available as investment options. AIC may have an incentive to use certain portfolios in the models that provide higher fees for administrative services or advisory fees. AIC may believe that certain portfolios may benefit from additional assets or could be harmed by redemptions. In advising those portfolios, AIC may, from time to time, recommend to the portfolio's board of trustees a change in portfolio management firm or strategy or the closure or merger of a portfolio, all of which could impact a model. All our model investment options and their underlying portfolios are analyzed by Morningstar Associates, LLC, an independent analytical firm. Neither AIC nor we dictate to Morningstar the number of portfolios in a model, the percent that any portfolio represents in a model, or which portfolios may be selected (other than to require exclusion of any portfolio that is expected to be liquidated, merged into another portfolio, or otherwise closed). AIC and we believe reliance on recommendations of Morningstar to develop and update the models reduces or eliminates the potential for AIC and us to be influenced by these competing interests, but there can be no assurance of this.

AIC and we are under no obligation to continue the Morningstar Asset Allocator program, or any asset allocation program, and have the right to terminate or change such services at any time.

          FINANCIAL STATEMENTS

          The statutory financial statements of Ameritas Variable Life Insurance Company as of December 31, 2006 and 2005, and for the years then ended, and the financial statements of the Subaccounts of Ameritas Variable Life Insurance Company Separate Account V as of December 31, 2006, and for each of the periods in the two years then ended, included in this Statement of Additional Information have been audited by ., independent auditors and independent registered public accounting firm, respectively, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

          Our financial statements follow this page of this Statement. They only bear on our ability to meet our obligations under the Policy, and should not be considered as bearing on the investment performance of the assets held in the Separate Account.


                                     SAI:6

   PART C

                                OTHER INFORMATION

Item 26. Exhibits

     Exhibit
     Number       Description of Exhibit

     (a) Board of Directors Resolution of Ameritas Variable Life Insurance Company Authorizing Establishing the Separate Account. (1)

     (b) Custodian Agreements.  Not Applicable.
     (c) Underwriting Contracts. (1,) (2)
     (d) Contracts. 3, (4,5)
     (e) Applications. (3)
     (f) Depositor's Certificate of Incorporation. (2)
         Depositor's By-Laws.(6)
     (g) Reinsurance Contracts. (1)
     (h) Participation Agreements:
            (1) Variable Insurance Products Fund. (2)
            (2) The Alger American Fund. (2)
            (3) MFS Variable Insurance Trust. (1)
            (4) Morgan Stanley Universal Funds, Inc. (1)
            (5) Calvert Variable Series, Inc. Ameritas Portfolios. (7)
            (6) Calvert Variable Series, Inc. (8)
            (7) American Century Variable Portfolios, Inc.(8)
            (8) AIM (INVESCO) Variable Investment Funds, Inc. (8)
            (9) Summit Mutual Funds, Inc. (8)
            (10) Third Avenue Variable Series Trust. (8)
            (11) Dreyfus Life and Annuity Index Fund.(9)
     (i) Administrative Contracts. Not Applicable.
     (j) Other Material Contracts. Guaranty Agreement.(10)
     (k) Legal Opinion.
     (l) Actuarial Opinion. Not applicable.
     (m) Calculation. Not applicable.
     (n) Other Opinions. [Opinions of Independent Auditor and Public Accountant To Be Filed.]
     (o) Omitted Financial Statements. Not applicable
     (p) Initial Capital Agreements. Not applicable.
     (q) Redeemability Exemption. (11) Powers of Attorney. (5)

Footnotes:
1. Incorporated by reference to the initial Registration Statement for Ameritas Variable Life Insurance Company Separate Account V, File No. 333-15585, filed November 5, 1996.
2. Incorporated by reference to the Pre-Effective Amendment to the Registration Statement for Ameritas Variable Life Insurance Company Separate Account V, File No. 333-15585, filed January 17, 1997.
3. Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement for Ameritas Variable Life Insurance Company Separate Account V, File No. 333-64496, filed September 21, 2001.
4. Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement for Ameritas Variable Life Insurance Company Separate Account V, File No. 333-64496, filed July 29, 2005.
5. Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement for Ameritas Variable Life Insurance Company Separate Account V, File No. 333-64496, filed February 28, 2006.
6. Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement for Ameritas Variable Life Insurance Company Separate Account VA-2, File No. 333-36507, filed February 20, 1998.
7. Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement for Ameritas Variable Life Insurance Company Separate Account V, File No. 333-15585, filed August 30, 1999.
8. Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement for Ameritas Variable Life Insurance Company Separate Account V, File No. 333-14845, filed November 22, 2000.
9. Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement for Ameritas Variable Life Insurance Company Separate Account VA-2, File No. 33-33844, filed February 24, 2003.
10. Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement for Ameritas Variable Life Insurance Company Separate Account V, File No. 333-64496, filed October 31, 2005.
11. Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement for Ameritas Variable Life Insurance Company Separate Account V, File No. 333-64496, filed February 26, 2003.

Item 27.   Directors and Officers of the Depositor

           Name and Principal               Position and Offices
           Business Address                 with Depositor
           Lawrence J. Arth*                Director, Chairman & Chief Executive Officer
           JoAnn M. Martin*                 Director, President & Chief Operating Officer
           Haluk Ariturk*                   Director
           Jan M. Connolly*                 Director
           Kenneth L. VanCleave*            Director
           Arnold D. Henkel*                Director, Executive Vice President
           William W. Lester*               Director, Senior Vice President, Chief Investment Officer, & Treasurer
           Robert C. Barth*                 Vice President, Controller & Chief Accounting Officer
           Raymond M. Gilbertson*           Vice President - Corporate Compliance
           Dale D. Johnson*                 Senior Vice President and Corporate Actuary
           Robert G. Lange*                 Vice President, Secretary, & General Counsel

* Principal business address: Ameritas Variable Life Insurance Company, 5900 "O" Street, Lincoln, Nebraska 68510.

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Name of Corporation (state where organized)                            Principal Business

UNIFI Mutual Holding Company (NE)......................................mutual insurance holding company
     Ameritas Holding Company (NE).....................................stock insurance holding company
         Acacia Life Insurance Company (DC)............................life insurance company
              Acacia Financial Corporation (MD)........................holding company
                  Acacia Federal Savings Bank (DE).....................federally chartered bank
                     Acacia Service Corp. (VA).........................deposit solicitation
                  Calvert Group, Ltd. (DE).............................holding company
                     Calvert Asset Management Company (DE).............asset management services
                     Calvert Shareholder Services, Inc. (DE)...........administrative services
                     Calvert Administrative Services Company (DE)......administrative services
                     Calvert Distributors, Inc. (DE)...................broker-dealer

         Ameritas Life Insurance Corp. (NE)............................life/health insurance company
              Ameritas Variable Life Insurance Company (NE)............life insurance company
              Ameritas Investment Corp. (NE)...........................a securities broker dealer and investment advisor owned by Ameritas Life Insurance Corp. (80%)
                                                                       and Centralife Annuities Service, Inc. (20%)
              Ameritas Investment Advisors, Inc. (NE)..................investment advisor
              First Ameritas Life Insurance Corp. of New York (NY).....life insurance company
               Pathmark Administrators, Inc. (NE)......................third-party administrator of dental and eye care insurance plans
         The Union Central Life Insurance Company (OH).................life insurance company
              Union Central Mortgage Funding, Inc. (OH)................mortgage loan and servicing
              Summit Investment Partners, LLC (OH).....................investment adviser
              Carillon Marketing Agency, Inc. (DE).....................insurance agency
              PBRA, Inc. (CA)..........................................holding company
                  Price, Raffel & Browne Administrators, Inc.(DE)......pension administration services
              Summit Investment Partners, Inc. (OH)....................investment adviser

Subsidiaries are indicated by indentations. Ownership is 100% by the parent company except as noted.

Item 29.      Indemnification

Ameritas Variable Life Insurance Company's By-laws provide as follows:

     "The Corporation shall indemnify any person who was, or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he or she is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses including attorney's fees, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding to the full extent authorized by the laws of Nebraska."

     Section 21-2004 of the Nebraska Business Corporation Act, in general, allows a corporation to indemnify any director, officer, employee or agent of the corporation for amount paid in settlement actually and reasonably incurred by him or her in connection with an action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

     In a case of a derivative action, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless a court in which the action was brought shall determine that such person is fairly and reasonably entitled to indemnify for such expenses which the Court shall deem proper.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue

Item 30.      Principal Underwriter

a) Ameritas Investment Corp. which serves as the principal underwriter for the variable life insurance contracts issued through Ameritas Variable Life Insurance Company Separate Account V, also serves as the principal underwriter for variable annuity contracts issued through Ameritas Variable Life Insurance Company Separate Account VA-2 and Ameritas Variable Separate Account VA and variable life insurance issued through Ameritas Variable Separate Account VL. AIC also serves as the principal underwriter for variable life insurance contracts issued through Ameritas Life Insurance Corp. Separate Account LLVL, First Ameritas Variable Life Separate Account, and Carillon Life Account and variable annuity contracts issued through Ameritas Life Insurance Corp. Separate Account LLVA, First Ameritas Variable Annuity Separate Account, and Carillon Account.

b) The following table sets forth certain information regarding the officers and directors of the principal underwriter, Ameritas Investment Corp.

          Name and Principal                         Positions and Offices
          Business Address                           With Underwriter

          JoAnn M. Martin *                          Director, Chair & Senior Vice President
          Salene Hitchcock-Gear*                     Director, President & Chief Executive Officer
          Gary R. McPhail**                          Director, Senior Vice President
          William W. Lester*                         Director, Vice President & Treasurer
          Gary T. Huffman***                         Director
          Billie B. Beavers****                      Senior Vice President
          Bruce D. Lefler****                        Senior Vice President  - Public Finance
          Gregory C. Sernett*                        Vice President, Chief Compliance Officer, & Assistant Secretary
          Robert G. Lange*                           Vice President, Secretary, & General Counsel
          Michael M. VanHorne****                    Senior Vice President

     * Principal business address: Ameritas Investment Corp., 5900 "O" Street, Lincoln, Nebraska 68510.
     ** Principal business address: AmerUs Life Insurance Company, 611 Fifth Avenue, Des Moines, Iowa 50309.
     *** Principal business address: The Union Central Life Insurance Company, 1876 Waycross Road, Cincinnati, Ohio 45240
     **** Principal business address: Ameritas Investment Corp., 440 Regency
          Parkway Drive, Suite 222, Omaha, Nebraska 68114.

     (c) Compensation From the Registrant.

          (1)                          (2)                     (3)                     (4)               (5)
                                                         Compensation on
                                Net Underwriting       Events Occasioning
     Name of Principal           Discounts and         the Deduction of a           Brokerage           Other
     Underwriter                  Commissions          Deferred Sales Load         Commissions       Compensation
     Ameritas Investment
     Corp. ("AIC")                $9,926,137                  $0                     $12,753           $298,477

          (2)+(4)+(5) = Gross variable life compensation received by AIC.
          (2) = Sales compensation received and paid out by AIC as underwriter; AIC retains 0. (
          (4) = Sales compensation received by AIC for retail sales.
          (5) = Sales compensation received by AIC and retained as underwriting fee.

Item 31.  Location of Accounts and Records

          The Books, records and other documents required to be maintained by
          Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained at Ameritas Variable Life Insurance Company, 5900 "O" Street, Lincoln, Nebraska 68510.

Item 32.  Management Services

          Not Applicable.

Item 33.  Fee Representation

          Ameritas Variable Life Insurance Company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Ameritas Variable Life Insurance Company Separate Account V has duly caused this Post-Effective Amendment No. 11 to Registration Statement Number 333-64496 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Lincoln, County of Lancaster, State of Nebraska on this 16th day of February, 2007.

         AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT V, Registrant
                             AMERITAS VARIABLE LIFE INSURANCE COMPANY, Depositor

                                                         By: Lawrence J. Arth(1)
                                                           ---------------------
                                                           Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on February 16, 2007.

       SIGNATURE                                               TITLE

     Lawrence J. Arth (1)                   Director, Chairman & Chief Executive Officer
     JoAnn M. Martin (1)                    Director, President & Chief Operating Officer
     Haluk Ariturk(1)                       Director
     Jan M. Connolly(1)                     Director
     Kenneth L. VanCleave(1)                Director
     Arnold D. Henkel(1)                    Director, Executive Vice President
     William W. Lester (1)                  Director, Senior Vice President, Chief Investment Officer, & Treasurer
     Robert C. Barth (1)                    Vice President, Controller & Chief Accounting Officer

     /S/ Robert G. Lange                    Vice President, Secretary, & General Counsel
     -------------------
     Robert G. Lange

1 Signed by Robert G. Lange under Powers of Attorney executed effective as of February 24, 2006.

                                  Exhibit Index

        Exhibit

          (k)    Legal Opinion.